                                                                    Exhibit 10.2

                                  $125,000,000
                                CREDIT AGREEMENT

                                   Dated as of

                                 January 5, 2001

                                  By and Among

                         NEW JERSEY NATURAL GAS COMPANY

                                 as the Borrower

                     THE FINANCIAL INSTITUTIONS PARTY HERETO

                            as the Lenders hereunder

                                       and

                         PNC BANK, NATIONAL ASSOCIATION

                           as the Administrative Agent

                                       and

                                   SUMMIT BANK

                            as the Syndication Agent

                                       and

                                  BANK ONE, NA

                           as the Documentation Agent

                                       and

                            PNC CAPITAL MARKETS, INC.

                                       and

                                   SUMMIT BANK

                            as the Co-Lead Arrangers

                                TABLE OF CONTENTS
                                -----------------

                                                                                                                             Page
                                                                                                                             ----

ARTICLE I.      DEFINITIONS.................................................................................................... 1
      1.1       Defined Terms.................................................................................................. 1
      1.2       GAAP Definitions............................................................................................... 14
      1.3       Other Definitional Conventions and Rules of Construction....................................................... 14

ARTICLE II.     THE LOANS...................................................................................................... 15
      2.1       The Revolving Credit........................................................................................... 15
                2.1a       Short Term Revolving Credit Loans................................................................... 15
                2.1b       Short Term Revolving Credit Commitment of Each Lender............................................... 15
                2.1c       Long Term Revolving Credit Loans.................................................................... 15
                2.1d       Long Term Revolving Credit Commitment of Each Lender................................................ 15
                2.1e       Revolving Credit Notes.............................................................................. 16
                2.1f       Revolving Credit Loan Request....................................................................... 16
                2.1g       Making Revolving Credit Loans....................................................................... 17
                2.1h       Temporary Reduction of Available Short Term Revolving Credit
                           Commitment.......................................................................................... 17
                2.1i       Temporary Reduction of Available Long Term Revolving Credit
                           Commitment.......................................................................................... 17
      2.2       Bid Rate Loans................................................................................................. 17
                2.2a       Bid Rate............................................................................................ 18
                2.2b       Limitations on and Evidence of Bid Rate Loans....................................................... 18
                2.2c       Bid Rate Loan Procedure............................................................................. 18
                2.2d       Bid Rate Loan Interest.............................................................................. 21
                2.2e       Base Rate Option Borrowing in Event of Cancelled Bid Rate
                           Loan Request........................................................................................ 21
      2.3       Swing Line Loans............................................................................................... 22
                2.3a       Swing Line Option................................................................................... 22
                2.3b       Limitations on and Evidence of Swing Line Loans..................................................... 22
                2.3c       Swing Line Loan Procedure........................................................................... 22
                2.3d       Swing Line Loan Interest............................................................................ 22
                2.3e       Risk Participation.................................................................................. 22
                2.3f       Swing Line Loan Account............................................................................. 23
      2.4       Interest Rates, Interest Payment and Certain Provisions Relating to
                Interest and Fees.............................................................................................. 23
                2.4a       Payments of Interest................................................................................ 23
                2.4b       Interest Rate Options............................................................................... 23
                2.4c       Interest Periods; Limitations on Elections.......................................................... 24
                2.4d       Election, Conversion or Renewal of Interest Rate Options............................................ 24
                2.4e       Notification of Election of an Interest Rate Option................................................. 25
                2.4f       Interest After Maturity............................................................................. 25
      2.5       Yield-Protection, Capital Adequacy and Miscellaneous Provisions
                Relating to Euro-Rate.......................................................................................... 25
                2.5a       Yield Protection.................................................................................... 25
                2.5b       Capital Adequacy.................................................................................... 27
                2.5c       Euro-Rate Unascertainable........................................................................... 27
                2.5d       Illegality.......................................................................................... 27

      2.6       Fees........................................................................................................... 28
                2.6a       Closing Fee......................................................................................... 28
                2.6b       Short Term Facility Fee............................................................................. 28
                2.6c       Long Term Facility Fee.............................................................................. 28
                2.6d       Agent's Fee......................................................................................... 29
                2.6e       Arrangement Fee..................................................................................... 29
      2.7       Calculation of Interest and Facility Fee....................................................................... 29
      2.8       Extension of Termination Dates................................................................................. 29
                2.8a       Extension of Termination Date....................................................................... 29
                2.8b       Extension of Long Term Revolving Credit Termination Date............................................ 29
      2.9       Substitution or Replacement of a Lender........................................................................ 30
      2.10      Loan Repayment................................................................................................. 30
      2.11      Additional Payments by the Borrower............................................................................ 31
      2.12      Voluntary Reduction of Availability............................................................................ 31
      2.13      Loan Account................................................................................................... 32
      2.14      Payment from Accounts Maintained by Borrower................................................................... 32
      2.15      Time, Place and Manner of Payments............................................................................. 32

ARTICLE III.    REPRESENTATIONS AND WARRANTIES................................................................................. 32
      3.1       Corporate Existence............................................................................................ 33
      3.2       Corporate Authority............................................................................................ 33
      3.3       Enforceability       .......................................................................................... 33
      3.4       No Restrictions, No Default.................................................................................... 33
      3.5       Financial Statements........................................................................................... 33
      3.6       Absence of Litigation.......................................................................................... 34
      3.7       Tax Returns and Payments....................................................................................... 34
      3.8       Pension Plans        .......................................................................................... 34
      3.9       Compliance with Applicable Laws................................................................................ 34
      3.10      Environmental Matters.......................................................................................... 34
      3.11      Governmental Approval.......................................................................................... 35
      3.12      Regulations T, U and X......................................................................................... 35
      3.13      Investment Company Act......................................................................................... 35
      3.14      Public Utility Holding Company Act............................................................................. 35
      3.15      Disclosure..................................................................................................... 35

ARTICLE IV.     AFFIRMATIVE COVENANTS.......................................................................................... 35
      4.1       Use of Proceeds................................................................................................ 35
      4.2       Furnishing Information......................................................................................... 35
      4.3       Visitation..................................................................................................... 37
      4.4       Preservation of Existence; Qualification....................................................................... 37
      4.5       Compliance with Laws and Contracts............................................................................. 38
      4.6       Payment of Taxes and Other Liabilities......................................................................... 38
      4.7       Insurance...................................................................................................... 38
      4.8       Maintenance of Properties...................................................................................... 38
      4.9       Plans and Benefit Arrangement.................................................................................. 38
      4.10      Senior Debt Status............................................................................................. 39

ARTICLE V.      NEGATIVE COVENANTS............................................................................................. 39
      5.1       Dividends, Etc................................................................................................. 39
      5.2       Encumbrances................................................................................................... 39
      5.3       Indebtedness................................................................................................... 39

      5.4       Acquisitions................................................................................................... 40
      5.5       Sales of Assets................................................................................................ 40
      5.6       Merger......................................................................................................... 40
      5.7       Regulation T, U and X Compliance............................................................................... 40
      5.8       ERISA.......................................................................................................... 41

ARTICLE VI.     CONDITIONS PRECEDENT TO ALL DISBURSEMENTS...................................................................... 41
      6.1       All Disbursements.............................................................................................. 41
                6.1a       No Default.......................................................................................... 41
                6.1b       Representations Correct............................................................................. 41
                6.1c       Disbursement Requirements........................................................................... 41
      6.2       Conditions Precedent to the Initial Disbursement Under the Commitment.......................................... 42

ARTICLE VII.    DEFAULTS....................................................................................................... 43
      7.1       Payment Default................................................................................................ 43
      7.2       Nonpayment of Other Indebtedness............................................................................... 43
      7.3       Insolvency..................................................................................................... 44
                7.3a      Involuntary Proceedings.............................................................................. 44
                7.3b      Voluntary Proceedings................................................................................ 44
      7.4       Termination of Existence....................................................................................... 44
      7.5       Failure to Comply with Covenants............................................................................... 44
                7.5a      Failure to Comply with Article V Covenants and
                          Certain Article IV Covenants......................................................................... 44
                7.5b      Failure to Comply with Other Covenants............................................................... 44
      7.6       Misrepresentation.............................................................................................. 44
      7.7       Adverse Judgments, Etc......................................................................................... 44
      7.8       Invalidity or Unenforceability................................................................................. 45
      7.9       ERISA.......................................................................................................... 45
      7.10      Change of Control.............................................................................................. 45
                7.10a      Change of Beneficial Ownership...................................................................... 45
                7.11b      Change of Composition of Board of Directors......................................................... 45
      7.11      Consequences of an Event of Default............................................................................ 45
      7.12      Remedies Upon Default.......................................................................................... 46

ARTICLE VIII.   AGREEMENT AMONG LENDERS........................................................................................ 46
      8.1       Appointment and Grant of Authority............................................................................. 46
      8.2       Delegation of Duties........................................................................................... 46
      8.3       Reliance by Administrative Agent on Lenders for Funding........................................................ 47
      8.4       Non-Reliance on Administrative Agent........................................................................... 47
      8.5       Responsibility of Administrative Agent and Other Matters....................................................... 47
                8.5a       Ministerial Nature of Duties........................................................................ 47
                8.5b       Limitation of Liability............................................................................. 47
                8.5c       Reliance............................................................................................ 48
      8.6       Actions in Discretion of Administrative Agent; Instructions from the Lenders................................... 48
      8.7       Indemnification................................................................................................ 48
      8.8       Administrative Agent's Rights as a Lender...................................................................... 49
      8.9       Payment to Lenders............................................................................................. 49
      8.10      Pro Rata Sharing............................................................................................... 49
      8.11      Successor Administrative Agent................................................................................. 49
                8.11a      Resignation of Administrative Agent................................................................. 49
                8.11b      Rights of the Former Administrative Agent........................................................... 50

      8.12.     Notice of Default.............................................................................................. 50
      8.13.     Notices........................................................................................................ 50
      8.14.     Holders of Notes............................................................................................... 50
      8.15.     Calculations................................................................................................... 50
      8.16.     Beneficiaries.................................................................................................. 50

ARTICLE IX.     GENERAL PROVISIONS............................................................................................. 51
      9.1       Amendments and Waivers......................................................................................... 51
      9.2       Expenses....................................................................................................... 52
      9.3       Notices........................................................................................................ 52
                9.3a       Notice to the Borrower.............................................................................. 53
                9.3b       Notice to the Administrative Agent.................................................................. 53
                9.3c       Notice to the Lenders............................................................................... 54
      9.4       Tax Withholding................................................................................................ 54
      9.5       Successors and Assigns......................................................................................... 54
      9.6       Assignments and Participations................................................................................. 55
                9.6a      Assignments.......................................................................................... 55
                9.6b      Assignment Register.................................................................................. 56
                9.6c      Participations....................................................................................... 56
                9.6d      Provisions for Special Purpose Funding Vehicles...................................................... 56
      9.7       Severability................................................................................................... 57
      9.8       Survival....................................................................................................... 57
      9.9       Governing Law.................................................................................................. 57
      9.10      Non-Business Days.............................................................................................. 57
      9.11      Integration.................................................................................................... 58
      9.12      Headings....................................................................................................... 58
      9.13      Set-Off........................................................................................................ 58
      9.14      Consent to Forum............................................................................................... 58
      9.15      Waiver of Jury Trial........................................................................................... 58
      9.16      Indemnity...................................................................................................... 58
      9.17      Counterparts................................................................................................... 59

                                TABLE OF EXHIBITS
                                -----------------



Name of Exhibit
---------------


Exhibit A - 1   -    Form of Short Term Revolving Credit Note

Exhibit A - 2   -    Form of Long Term Revolving Credit Note

Exhibit B       -    Form of Revolving Credit Loan Request

Exhibit C       -    Form of Bid Rate Note

Exhibit D       -    Form of Bid Rate Quote Request

Exhibit E       -    Form of Bid Rate Quote

Exhibit F       -    Form of Swing Line Note

Exhibit G       -    Form of Compliance Certificate

Exhibit H       -    Form of Opinion of Counsel

Exhibit I       -    Form of Assignment and Assumption Agreement


Schedules
---------

1.                   Existing Credit Facilities

3.8                  Plans

5.2                  Existing Encumbrances Securing Indebtedness

5.3                  Existing Indebtedness

                                CREDIT AGREEMENT


                  THIS CREDIT AGREEMENT, dated as of January 5, 2001, by and among NEW JERSEY NATURAL GAS COMPANY, a New Jersey corporation (the "Borrower"), the financial institutions listed on the signature pages hereto, and each other financial institution which, from time to time, becomes a party hereto in accordance with Subsection 9.6a (individually, a "Lender" and collectively, the "Lenders"), PNC BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders (in such capacity the "Administrative Agent"), SUMMIT BANK, a New Jersey banking corporation, as Syndication Agent, BANK ONE, NA, a national banking association, as Documentation Agent and PNC BANK, NATIONAL ASSOCIATION and SUMMIT BANK as the Co-Lead Arrangers (the "Co-Lead Arrangers").


                                   WITNESSETH:


                  WHEREAS, the Borrower desires to obtain a commitment from each of the Lenders pursuant to which Loans, in a maximum aggregate principal amount at any one time outstanding not to exceed $150,000,000, consisting of (i) a $100,000,000 three-year revolving credit and (ii) a $50,000,000 364 day revolving credit, will be made to the Borrower from time to time in accordance with the terms set forth below; and

                  WHEREAS, the Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to extend such commitment and make such Loans to the Borrower.

                  NOW, THEREFORE, in consideration of mutual promises contained herein and other valuable consideration and with the intent to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I.  DEFINITIONS.

1.1 DEFINED TERMS. As used herein the following terms shall have the meaning specified unless the context otherwise requires:

                  "Absolute Rate Auction" means a solicitation of Bid Rate Quotes setting forth Bid Rate Absolute Rates pursuant to Subsection 2.2c.

                  "Adjusted Euro-Rate" means the interest rate relating to the Euro-Rate Option as described in item (ii) of Subsection 2.4b.

                  "Administrative Agent" has the meaning set forth in the preamble to this Agreement.

                  "Agent's Fees" means those certain fees for the sole account of the Administrative Agent set forth in the Agent's Letter.

                  "Agent's Letter" has the meaning set forth in Section 2.6d.

                  "Agreement" means this Credit Agreement together with the exhibits and schedules hereto and all extensions, renewals, amendments, modifications, substitutions and replacements hereto and hereof.

                  "Applicable Euro-Rate Margin" means for each Euro-Rate Portion, a rate per annum equal to the following annualized rates (stated in terms of basis points) set forth under the relevant column heading below that correspond to the ratings established by both S&P and Moody's applicable to the Borrower's Senior Ratings at such date of determination:




                                                APPLICABLE EURO-RATE MARGIN FOR SHORT     APPLICABLE EURO-RATE MARGIN FOR LONG
           SENIOR SECURED DEBT RATING                TERM REVOLVING CREDIT LOANS               TERM REVOLVING CREDIT LOANS
   Level 1                                                       29.0                                     27.5
   -------
   Greater than or equal to A+/A1

   Level 2                                                       40.0                                     37.5
   -------
   A-/A3

   Level 3                                                       62.5                                     60.0
   -------
   BBB/Baa2

   Level 4                                                       82.5                                     80.0
   -------
   BBB-/Baa3 or less

provided, however, that the Applicable Euro-Rate Margin will be increased by twelve and one-half (12.5) basis points (.125%) (i) for Short Term Revolving Credit Loans during the period in which more than 33-1/3% of the Short Term Revolving Credit Commitments are utilized, and (ii) for Long Term Revolving Credit Loans during the period in which more than 33-1/3% of the Long Term Revolving Credit Commitments are utilized. For the purposes hereof, the Commitments shall be deemed to be utilized by the aggregate amount of Loans then outstanding under such Commitments.

For purposes of determining the Applicable Euro-Rate Margin: (i) if one or both of Moody's or S&P shall fail to have in effect a Senior Rating for the Borrower, then such rating agency shall be deemed to have established a Senior Rating in Level 4, (ii) if the Senior Rating established by Moody's and S&P for the Borrower shall differ, the pricing shall be based on the higher of the two Senior Ratings unless one of the Senior Ratings is two or more Levels lower than the other, in which case the pricing shall be determined by reference to the Level next above that of the lower of the two Senior Ratings; and (iii) if any Senior Rating established by Moody's or S&P for the Borrower shall be changed (other than as a result of a change in the rating system of either Moody's or S&P), such change shall be effective as of the date on which such change is first announced by the rating agency making such change.

                  "Applicable Facility Fee Rate" shall means a rate per annum equal to the following annualized rates (stated in terms of basis points) set forth under the relevant column heading below that correspond to the ratings established by both S&P and Moody's applicable to the Borrower's Senior Ratings at such date of determination:


                                                              SHORT TERM                                LONG TERM
           SENIOR SECURED DEBT RATING                        FACILITY FEE                             FACILITY FEE
   Level 1                                                       8.5                                       10.0
   -------
   Greater than or equal to A+/A1
   -------
   Level 2                                                       10.0                                      12.5
   -------
   A-/A3
   -------
   Level 3                                                       12.5                                      15.0
   -------
   BBB/Baa2
   -------
   Level 4                                                       17.5                                      20.0
   -------
   BBB-/Baa3 or less


For purposes of determining the Applicable Facility Fee Rate: (i) if one or both of Moody's or S&P shall fail to have in effect a Senior Rating for the Borrower, then such rating agency shall be deemed to have established a Senior Rating in Level 4, (ii) if the Senior Rating established by Moody's and S&P for the Borrower shall differ, the pricing shall be based on the higher of the two Senior Ratings unless one of the Senior Ratings is two or more Levels lower than the other, in which case the pricing shall be determined by reference to the Level next above that of the lower of the two Senior Ratings; and (iii) if any Senior Rating established by Moody's or S&P for the Borrower shall be changed (other than as a result of a change in the rating system of either Moody's or S&P), such change shall be effective as of the date on which such change is first announced by the rating agency making such change.

                  "Arrangement Fee" means those certain fees for the account of the Co-Lead Arrangers set forth in the Arrangement Letter.

                  "Arrangement Letter" has the meaning set forth in Section
2.6e.

                  "Assignment and Assumption Agreement" means an Assignment and Assumption Agreement in the form of Exhibit "I" hereto.

                  "Authorized Officer" means the President, any Vice President, the Chief Financial Officer, the Treasurer or the principal accounting officer of the Borrower. The Administrative Agent and the Lenders shall be entitled to rely on the incumbency certificate delivered pursuant to Section 6.2 for the initial designation of each Authorized Officer. Additions or deletions to the list of Authorized Officers may be made by the Borrower at any time by delivering to the Administrative Agent for redelivery to each Lender a revised incumbency certificate.

                  "Bank Indebtedness" means the liability of the Borrower to pay the Loans, the Closing Fee, Facility Fee, the Agent's Fees, the Arrangement Fee, interest thereon, and the other amounts, including, without limitation, expenses, due hereunder.

                  "Base Rate" means, for any day, the higher of (i) the sum of
(A) the Federal Funds Effective Rate for such day plus (B) fifty (50) basis points (.50%) per annum and (ii) the Prime Rate, as of such day.

                  "Base Rate Option" means the interest rate option described in item (i) of Subsection 2.4b.

                  "Base Rate Portion" means a Revolving Credit Loan or a portion thereof which bears, or is to bear, interest at the Base Rate.

                  "Bid Rate" means the rate or rates of interest from time to time in effect pursuant to agreements reached between the Borrower and any or all of the Lenders pursuant to Section 2.2.

                  "Bid Rate Absolute Rate" has the meaning set forth in Subsection 2.2c(iii)(B)(4).

                  "Bid Rate Interest Period" means any individual period of one
(1) to one hundred eighty (180) days, all determined in accordance with Section 2.2, commencing on the date of the extension of the relevant Bid Rate Loan; provided, however, that no Bid Rate Interest Period shall extend beyond the Termination Date.

                  "Bid Rate Loan" means a Disbursement by any Lender pursuant to
Section 2.2.

                  "Bid Rate Margin" has the meaning set forth in Subsection 2.2c(iii)(B)(3).

                  "Bid Rate Notes" means any one or all of the several promissory notes of the Borrower evidencing Indebtedness of the Borrower under the Bid Rate Option, which notes are substantially in the form of Exhibit "C" to this Agreement, together with all extensions, renewals, amendments, modifications, substitutions and replacements thereto and thereof.

                  "Bid Rate Option" means the interest rate option that may be agreed upon between the Borrower and one or more of the Lenders pursuant to
Section 2.2 hereof.

                  "Bid Rate Quote" means each offer by a Lender to make a Bid Rate Loan which offer is substantially in the form of Exhibit "E".

                  "Bid Rate Quote Request" means the written request of the Borrower for a Bid Rate Loan delivered to the Administrative Agent in accordance with the provisions of Subsection 2.2c, which request shall be substantially in the form of Exhibit "D" hereto.

                  "Borrower" has the meaning given it in the preamble to this Agreement.

                  "Borrowing Date" means the date on which any Disbursements are to be made hereunder.

                  "Business Day" means, any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required to be closed for business in Pittsburgh, Pennsylvania or New York, New York and, if the applicable Business Day relates to any Disbursement to which the Euro-Rate Option or the Bid Rate Margin applies, such day must also be a day on which dealings are carried on in the London interbank market.

                  "Capital Adequacy Event" shall have the meaning given it in Subsection 2.5b.

                  "Capital Compensation Amount" shall have the meaning given it in Subsection 2.5b.

                  "Closing" means the execution and delivery of this Agreement which execution and delivery shall occur at the offices of Tucker Arensberg, P.C. in Pittsburgh, Pennsylvania, at 10:00 A.M. (eastern time) on January 5, 2001, or such other date and time as is mutually agreeable to the parties hereto.

                  "Closing Date" means the day on which the Closing occurs.

                  "Closing Fee" means the fee described in Subsection 2.6a.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation thereto, together with all regulations promulgated and rulings issued thereunder.

                  "Co-Lead Arrangers" has the meaning set forth in the preamble to this Agreement.

                  "Commitment" means, as to each Lender, the obligation of such Lender to make Revolving Credit Loans available to the Borrower under such Lender's Short Term Revolving Credit Commitment and Long Term Revolving Credit Commitment pursuant to Subsections 2.1a and 2.1c, respectively, in an aggregate principal amount not to exceed the sum of the amounts set opposite such Lender's name on the signature pages hereto under the headings "Short Term Revolving Credit Commitment" and "Long Term Revolving Credit Commitment" (as the same may be reduced at any time or from time to time pursuant to either Subsection 2.1h, Subsection 2.1i or Section 2.12) and, as to all Lenders, the obligation of the Lenders to make Revolving Credit Loans available to the Borrower in an aggregate amount equal to the Commitments of all of the Lenders.

                  "Compliance Certificate" means a Compliance Certificate substantially in the form of Exhibit "G".

                  "Consolidated" means the consolidation of the accounts of any two or more Persons in accordance with GAAP.

                  "Consolidated Shareholders' Equity" means the total of those items enumerated under the heading "Common Shareholders' Equity" in the Borrower's relevant balance sheets determined on a Consolidated basis in accordance with GAAP, consistently applied.

                  "Disbursement" means each advance of funds to the Borrower hereunder whether as a Revolving Credit Loan, a Bid Rate Loan or a Swing Line Loan.

                  "Dollars" or "$" means the legal tender of the United States of America.

                  "Encumbrance" means any encumbrance, mortgage, lien, charge, pledge, security interest, priority payment, conditional sales agreement right, or other title retention agreement right (including any right under a lease which, in accordance with GAAP, would be treated as a capitalized item) in, upon or against any asset of any Person.

                  "Environmental Law(s)" means any and all statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions of any Federal, state or local governmental authority relating to the environment or the release of any materials into the environment, whether now in existence or hereafter enacted, agreed to, issued or otherwise becoming effective.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, together with the regulations thereunder, as now in effect and as hereafter from time to time amended or any successor statute.

                  "ERISA Affiliate" means, as of any date, any member of a controlled group of corporations of which the Borrower or any Subsidiary is a member, which, in any event together with the Borrower are treated as of such date as a single employer under Section 414 of the Code.

                  "Euro-Rate" means, with respect to portions of the Revolving Credit Loans or Bid Rate Loans to which the Euro-Rate Option or the Bid Rate Margin applies for any Interest Period, the interest rate per annum determined by the Administrative Agent by dividing (the resulting quotient rounded upwards, if necessary, to the nearest 1/100th of 1% per annum) (i) the rate of interest determined by the Administrative Agent in accordance with its usual procedures (which determination shall be conclusive, absent manifest error) to be the average of the London interbank offered rates for U.S. Dollars quoted by the British Bankers' Association as set forth on Dow Jones Markets Service (formerly known as Telerate) display page 3750 (or appropriate successor or, if British Bankers' Association or its successor ceases to provide such quotes, a comparable replacement determined by the Administrative Agent), two (2) Business Days prior to the first day of such Interest Period for an amount comparable to such Loan and having a borrowing date and a maturity comparable to such Interest Period by (ii) a number equal to 1.00 minus the Euro-Rate Reserve Percentage. The Euro-Rate may also be expressed by the following formula:

                          Average of London interbank offered
                          rates on Dow Jones Markets Service
                          display page 3750
     Euro-Rate =          as quoted by BBA or appropriate successor
                          ----------------------------------------------
                          1.00 - Euro-Rate Reserve Percentage

                  "Euro-Rate Auction" means a solicitation of Bid Rate Quotes setting forth Bid Rate Margins pursuant to Subsection 2.2c.

                  "Euro-Rate Interest Period" means, subject to the provisions of Subsection 2.4c, any individual period of one (1), two (2), three (3) or six
(6) months selected by the Borrower commencing on the Borrowing Date, conversion date or renewal date of a Euro-Rate Portion or a Bid Rate Loan to which the Bid Rate Margin applies, in either case, to which such period shall apply.

                  "Euro-Rate Option" means the interest rate option described in item (ii) of Subsection 2.4b.

                  "Euro-Rate Portion" means a Revolving Credit Loan, or portion thereof, which bears, or is to bear, interest at the Adjusted Euro-Rate.

                  "Euro-Rate Reserve Percentage" means the maximum effective percentage (expressed as a decimal, rounded upward to the nearest 1/100th of 1%), as determined in good faith by the Administrative Agent (which determination shall be conclusive), which is in effect on such day as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including, without limitation, supplemental, marginal and emergency reserve requirements) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities").

                  "Event of Default" has the meaning given it in Article VII.

                  "Existing Credit Facilities" means those credit facilities evidenced by the loan and credit agreements identified on Schedule 1 attached hereto and made a part hereof.

                  "Facility Fee" means the Short Term Facility Fee and Long Term Facility Fee.

                  "Federal Funds Effective Rate" means, for any day, the rate per annum (based on a year of 360 days and the actual days elapsed and rounded upward to the nearest 1/100th of 1%) announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight federal funds transactions arranged by federal funds brokers on the previous trading day, as computed and announced by Federal Reserve Bank New York (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the "Federal Funds Effective Rate" as of the date of this Agreement; provided, if such Federal Reserve Bank (or its successor) does not announce such rate on any day, the "Federal Funds Effective Rate" for such day shall be the Federal Funds Effective Rate for the last day for which such rate was announced.

                  "Fees" means collectively the Agent's Fees, the Closing Fee, the Arrangement Fee and the Facility Fees.

                  "Fiscal Quarter" means the three month fiscal period of the Borrower beginning on each October 1, January 1, April 1 and July 1 and ending on the succeeding December 31, March 31, June 30 and September 30.

                  "Fiscal Year" means each fiscal period of the Borrower beginning October 1 and ending on the succeeding September 30.

                  "GAAP" means generally accepted accounting principles which shall include, but not be limited to, the official interpretations thereof as defined by the Financial Accounting Standards Board, its predecessors and its successors.

                  "Governmental Authority" means the government of the United States or the government of any state or locality therein, any political subdivision or any governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, body or entity, or other regulatory bureau, authority, body or entity of the United States or any state or locality therein, including the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency and the Board of Governors of the Federal Reserve System, and any central bank of any other country or any comparable authority.

                  "Governmental Rule" means any law, statute, rule, regulation, ordinance, order, judgment, guideline or decision of any Governmental Authority.

                  "Granting Lender" has the meaning given it in Subsection 9.6d.

                  "Guaranty" or "Guarantee" means any obligation, direct or indirect, by which a Person undertakes to guaranty, assume or remain liable for the payment or performance of another Person's obligations, including but not limited to (i) endorsements of negotiable instruments, (ii) discounts with recourse, (iii) agreements to pay or perform upon a second Person's failure to pay or perform, (iv) remaining liable on obligations assumed by a second Person,
(v) agreements to maintain the capital, working capital solvency or general financial condition of a second Person and (vi) agreements for the purchase or other acquisition of products, materials, supplies or services, if in any case payment therefor is to be made regardless of the non-delivery of such products, materials or supplies or the non-furnishing of such services.

                  "Hazardous Substances" means any (i) hazardous, toxic or polluting substances or wastes as defined by any Environmental Law or (ii) petroleum products.

                  "Hedging Obligations" means, with respect to any Person, all liabilities of such Person under interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

                  "Indebtedness" as applied to any Person means, without duplication, all liabilities of such Person for borrowed money (other than trade accounts payable arising in the ordinary course of business), direct or contingent, whether evidenced by a bond, note, debenture or otherwise, and all obligations and liabilities in the nature of a capitalized lease obligation, deferred purchase price arrangement, title retention device, letter of credit obligation, Hedging Obligations, reimbursement agreement, Guaranty, book entry or otherwise.

                  "Interest Period" means any or all of a Euro-Rate Interest Period, a Bid Rate Interest Period or a Swing Line Interest Period.

                  "Invitation for Bid Rate Quotes" means the written solicitation by the Administrative Agent for Bid Rate Quotes delivered to the Lenders in accordance with the provisions of Subsection 2.2c.

                  "Lender" has the meaning given in the preamble to this Agreement.

                  "Loan" means with respect to any Lender or the Administrative Agent as of any date, the aggregate amount of all Disbursements then outstanding from such Lender or the Administrative Agent to the Borrower hereunder as of such date.

                  "Loan Account" means the individual loan account maintained by each Lender as more fully described in Section 2.13.

                  "Loan Documents" means collectively this Agreement, the Notes and any other documents furnished in connection herewith.

                  "Long Term Facility Fee" means the fee described in Subsection 2.6c.

                  "Long Term Revolving Credit Commitment" means, as to each Lender, the obligation of such Lender to make Long Term Revolving Credit Loans available to the Borrower pursuant to Subsection 2.1c in an aggregate principal amount not to exceed the applicable amount set opposite such Lender's name on the signature pages hereto (as the same may be reduced at any time or from time to time pursuant to either Subsection 2.1i or Section 2.12) and, as to all Lenders, the obligation of the Lenders to make Long Term Revolving Credit Loans available to the Borrower in an aggregate amount equal to the Long Term Revolving Credit Commitments of all of the Lenders.

                  "Long Term Revolving Credit Commitment Percentage" means, as to each Lender, the percentage of the Long Term Revolving Credit Commitment set forth opposite such Lender's name on the signature pages hereto.

                  "Long Term Revolving Credit Extension Agreement" has the meaning given it in Subsection 2.8b.

                  "Long Term Revolving Credit Extension Date" has the meaning given it in Subsection 2.8b.

                  "Long Term Revolving Credit Loans" means Disbursements by a Lender pursuant to Subsection 2.1c.

                  "Long Term Revolving Credit Notes" means any one or all of the several promissory notes of the Borrower evidencing Indebtedness of the Borrower under the Long Term Revolving Credit Commitment which notes are substantially in the form of Exhibit "A-2" to the Agreement, together with all extensions, renewals, amendments, modifications, substitutions and replacements thereto and thereof.

                  "Long Term Revolving Credit Termination Date" means January 5, 2004, or such later date as is determined pursuant to Subsection 2.8b.

                  "Margin Stock" is defined herein as defined in Regulation U.

                  "Material Adverse Change" shall mean any set of circumstances or events which (a) has or could reasonably be expected to have any material adverse effect upon the validity or enforceability of this Agreement or any of the other Loan Documents, (b) is or could reasonably be expected to be material and adverse to the business, properties, assets, financial condition or results of operations of the Borrower and its Subsidiaries, taken as a whole, (c) impairs materially or could reasonably be expected to impair materially the ability of the Borrower and its Subsidiaries taken as a whole to duly and punctually pay their Indebtedness, or (d) impairs materially or could reasonably be expected to impair materially the ability of the Administrative Agent or any of the Lenders to enforce their legal remedies pursuant to this Agreement or any other Loan Document.

                  "Material Adverse Effect" means, with respect to any Person relative to any occurrence of whatever nature (including, without limitation, any adverse determination in any litigation, arbitration or governmental investigation or proceeding), an effect that results in or causes or has a reasonable likelihood of resulting in or causing a Material Adverse Change.

                  "Moody's" means Moody's Investors Service, Inc. and its successors.

                  "Mortgage Indenture" means that certain Indenture of Mortgage and Deed of Trust dated April 1, 1952 from the Borrower to BNY Midwest Trust Company, as successor to Harris Trust and Savings Bank, Trustee, as heretofore and hereafter amended, modified and supplemented.

                  "Note" means any one or all of the several Revolving Credit Notes, Bid Rate Notes or the Swing Line Note.

                  "Notice of Bid Rate Borrowing" has the meaning set forth in Subsection 2.2c(v).

                  "Option" means any one or more of the Base Rate Option, the Euro-Rate Option, the Bid Rate Option or the Swing Line Option.

                  "Participant" means any financial institution or other Person to which a Lender sells a Participation in its Loan.

                  "Participation" means the sale by a Lender to any Participant of an undivided interest in all or any part of such Lender's Loan.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any successor Person.

                  "Permitted Encumbrance" shall mean, as to any Person, any of the following:

                           (i) Encumbrances for taxes, assessments, governmental
                  charges or levies on any of such Person's properties, which taxes, assessments, governmental charges or levies are at the time not due and payable or if they can thereafter be paid without penalty or are being contested in good faith by appropriate proceedings diligently conducted and with respect to which the affected Person has created adequate reserves;

                           (ii) Pledges or deposits to secure payment of
                  workers' compensation obligations, unemployment insurance, deposits or indemnities to secure public or statutory obligations or for similar purposes;

                           (iii) Encumbrances arising out of judgments or awards
                  against such Person but only to the extent that the creation of any such encumbrance shall not be an event or condition which, with or without notice or lapse of time or both, would cause the Borrower to be in violation of Section 7.7;

                           (iv) Mechanics', carriers', workmen's, repairmen's
                  and other similar statutory Encumbrances incurred in the ordinary course of such Person's business, so long as the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings diligently conducted;

                           (v) Security interests in favor of lessors of
                  personal property, which property is the subject of a true lease between such lessor and such Person;

                           (vi) Encumbrances securing Indebtedness existing on
                  the Closing Date (and any refinancings of such Indebtedness) without enlargement or extension of the Indebtedness secured thereby or the assets encumbered thereby (any such Encumbrance securing Indebtedness in excess of $5,000,000 on the Closing Date is listed on Schedule 5.2);

                           (vii) Easements, rights-of-way, restrictions, leases
                  or subleases to others or other similar Encumbrances created in the ordinary course of business which Encumbrances do not interfere in any material respect with the ordinary conduct of the business of the Borrower and its Subsidiaries;

                           (viii) Encumbrances securing (i) the non-delinquent
                  performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, (ii) contingent obligations on surety and appeal bonds, and (iii) other non-delinquent obligations of a like nature; in each case, incurred in the ordinary course of business, provided all such Encumbrances in the aggregate would not (even if enforced) cause a Material Adverse Effect; and

                           (ix) Encumbrances securing Indebtedness under the
                  Mortgage Indenture (and any refinancings of such Indebtedness) and any additional Indebtedness issued under the Mortgage Indenture, subject to the limits set forth in Subsection 5.3(iii).

                  "Person" means any individual, partnership, corporation, trust, joint venture, banking association, unincorporated organization or any other entity or enterprise or government or department or agency thereof.

                  "Plan" means an employee pension benefit plan (other than a multiemployer plan) which is maintained by the Borrower or any ERISA Affiliate for employees of the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 302 of ERISA and Section 412 of the Code.

                  "Portion" means either the Base Rate Portion, the Euro-Rate Portion, or all of the foregoing, as the case may be.

                  "Potential Default" means an event which, with the passage of time or the giving of notice or both, shall be an Event of Default.

                  "Prime Rate" means the interest rate per annum announced from time to time by the PNC Bank, National Association as its prime rate, which rate may not be the lowest rate of interest then being charged by the PNC Bank, National Association to its commercial borrowers.

                  "Purchasing Lender" has the meaning given it in Subsection
9.6a.

                  "Ratable Share" shall mean (i) as to amounts due to or from any Lender (A) with respect to advances from or repayments to the Lenders under the Short Term Revolving Credit Commitment, each such Lender's Short Term Revolving Credit Commitment Percentage of such advances or repayments and (B) with respect to advances from or repayment to the Lenders under the Long Term Revolving Credit Commitment, each such Lender's Long Term

Revolving Credit Commitment Percentage of such advances or repayments, and (ii) with respect to all Fees or costs due the Lenders hereunder, an amount equal to each such Lender's (A) Short Term Revolving Credit Commitment Percentage of the date of determination, or (B) Long Term Revolving Credit Commitment Percentage at the date of determination as the case may be.

                  "Register" has the meaning given it in Subsection 9.6b.

                  "Regulation D" means Regulation D promulgated by the Board of Governors of the Federal Reserve System (12 C.F.R. Part 204 et seq.) as such regulation is now in effect and as may hereafter be amended.

                  "Regulation T" means Regulation T promulgated by the Board of Governors of the Federal Reserve System (12 C.F.R. Part 220 et seq.) as such regulation is now in effect and as may hereafter be amended.

                  "Regulation U" means Regulation U promulgated by the Board of Governors of the Federal Reserve System (12 C.F.R. Part 221 et seq.) as such regulation is now in effect and as may hereafter be amended.

                  "Regulation X" means Regulation X promulgated by the Board of Governors of the Federal Reserve System (12 C.F.R. Part 224 et seq.) as such regulation is now in effect and as may hereafter be amended.

                  "Reportable Event" means any one or more event, defined in
Section 4043(b) of ERISA and in 29 C.F.R. Part 2615, other than an event for which the requirement for the thirty (30) day notice to the PBGC is waived.

                  "Required Lenders" means as of a particular date (i) prior to the termination of the Commitments, the Lenders whose Ratable Shares aggregate at least fifty-one percent (51%) of the aggregate Ratable Shares of all the Lenders and (ii) after the termination of the Commitments, fifty-one (51%) of the aggregate principal amount of the Loans at the particular time outstanding.

                  "Revolving Credit" means the Short Term Revolving Credit and the Long Term Revolving Credit.

                  "Revolving Credit Loan Request" means a written request for Revolving Credit Loans made in accordance with Section 2.1f hereof which request shall be substantially in the form of Exhibit "B" hereto.

                  "Revolving Credit Loans" means Disbursements by a Lender pursuant to Section 2.1.

                  "Revolving Credit Notes" means any one or all of the several promissory notes of the Borrower evidencing Indebtedness of the Borrower under the Revolving Credit which notes are substantially in the form of either Exhibit "A-1" or Exhibit "A-2" to the Agreement, together with all extensions, renewals, amendments, modifications, substitutions and replacements thereto and thereof.

                  "S&P" means Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. and its successors.

                  "Senior Ratings" means, with respect to any Person, if such Person has a long term senior secured public debt rating, such long term senior secured public debt ratings in effect from time to time as assigned by Moody's and S&P.

                  "Short Term Facility Fee" means the fee described in Subsection 2.6b.

                  "Short Term Revolving Credit Commitment" means, as to each Lender, the obligation of such Lender to make Short Term Revolving Credit Loans available to the Borrower pursuant to Subsection 2.1a in an aggregate principal amount not to exceed the applicable amount set opposite such Lender's name on the signature pages hereto (as the same may be reduced at any time or from time to time pursuant to either Subsection 2.1h or Section 2.12) and, as to all Lenders, the obligation of the Lenders to make Short Term Revolving Credit Loans available to the Borrower in an aggregate amount equal to the Short Term Revolving Credit Commitments of all of the Lenders.

                  "Short Term Revolving Credit Commitment Percentage" means, as to each Lender, the percentage of the Short Term Revolving Credit Commitment set forth opposite such Lender's name on the signature pages hereto.

                  "Short Term Revolving Credit Extension Agreement" has the meaning given it in Subsection 2.8a.

                  "Short Term Revolving Credit Extension Date" has the meaning given it in Subsection 2.8a.

                  "Short Term Revolving Credit Loans" means Disbursements by a Lender pursuant to Subsection 2.1a.

                  "Short Term Revolving Credit Notes" means any one or all of the several promissory notes of the Borrower evidencing Indebtedness of the Borrower under the Short Term Revolving Credit Commitment which notes are substantially in the form of Exhibit "A-1" to the Agreement, together with all extensions, renewals, amendments, modifications, substitutions and replacements thereto and thereof.

                  "Short Term Revolving Credit Termination Date" means January 4, 2002, or such later date as is determined pursuant to Subsection 2.8a.

                  "SPC" has the meaning given it in Subsection 9.6d.

                  "Subsidiary" means, as to any Person, any corporation of which at least a majority of the outstanding stock having by the terms thereof ordinary voting power to elect a majority of the Board of Directors of such corporation is at the time directly or indirectly owned or controlled by such Person and/or by one or more Subsidiaries of such Person.

                  "Swing Line Interest Rate" means as to each Swing Line Loan the rate of interest agreed upon by the Administrative Agent and the Borrower pursuant to Section 2.3d.

                  "Swing Line Interest Period" means any individual period of one (1) to seven (7) days; provided, however, no Swing Line Interest Period will extend beyond the Short Term Revolving Credit Termination Date.

                  "Swing Line Loan" shall mean a Disbursement made by the Administrative Agent to the Borrower pursuant to Section 2.3.

                  "Swing Line Loan Account" shall mean the sub-account opened and maintained by the Administrative Agent in the name of the Borrower pursuant to Section 2.13 and Section 2.3f.

                  "Swing Line Note" shall mean the promissory note of the Borrower evidencing Indebtedness of the Borrower under the Swing Line Option which note is substantially in the form of Exhibit "F" to the Agreement, together with all extensions, renewals, amendments, modifications, substitutions and replacements thereto and thereof.

                  "Swing Line Option" shall mean the loan option between the Borrower and the Administrative Agent pursuant to Section 2.3.

                  "Termination Date" means either the Short Term Revolving Credit Termination Date or the Long Term Revolving Credit Termination Date.

                  "Termination Proceedings" means any action taken by the PBGC under ERISA to terminate any plan.

                  "Transfer Effective Date" has the meaning given it in each respective Assignment and Assumption Agreement.

                  "Transferor Lender" has the meaning given it in Subsection
9.6a.

1.2 GAAP DEFINITIONS. Accounting terms used herein but not defined herein shall have the meanings ascribed to them under GAAP in effect at the time of the execution of this Agreement.

1.3 OTHER DEFINITIONAL CONVENTIONS AND RULES OF CONSTRUCTION. (i) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall, unless otherwise expressly specified, refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section and Subsection references are to this Agreement unless otherwise expressly specified.

                  (ii) All terms defined in this Agreement in the singular shall have comparable meanings when used in plural, and vice versa, unless otherwise specified.

                  (iii) The word "or" as used herein shall mean and connote nonexclusive alternatives, unless expressly stated or the context clearly requires otherwise.

                  (iv) Captions, headings and Articles, Section and Subsection references used in this Agreement are for convenience only and shall not, and are not intended to, in any way or manner affect the scope or intent of this Agreement or of any provisions or subdivisions hereof.

ARTICLE II.  THE LOANS

       2.1  THE REVOLVING CREDIT

       2.1a SHORT TERM REVOLVING CREDIT LOANS. Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, each Lender severally agrees to make Short Term Revolving Credit Loans to the Borrower at any time from time to time on or after the date hereof to, but not including, the Short Term Revolving Credit Termination Date, provided that the aggregate principal amount of each Lender's Short Term Revolving Credit Loans outstanding hereunder to the Borrower shall not exceed at any one time an amount equal to such Lender's Short Term Revolving Credit Commitment Percentage of the sum of (i) the aggregate amount of Short Term Revolving Credit Commitments then in effect (the "Short Term Revolving Credit"), minus (ii) the principal amount of Swing Line Loans then outstanding. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.1a. The aggregate amount of the Short Term Revolving Credit Commitments on the Closing Date is $50,000,000. All Short Term Revolving Credit Loans outstanding on the Short Term Revolving Credit Termination Date shall become due and payable in full on such date.

       2.1b SHORT TERM REVOLVING CREDIT COMMITMENT OF EACH LENDER. Each Lender agrees, for itself only, and subject to the terms and conditions of this Agreement, to make Short Term Revolving Credit Loans to the Borrower from time to time not to exceed an aggregate principal amount at any one time outstanding equal to the amount of its respective Short Term Revolving Credit Commitment Percentage of the Short Term Revolving Credit. The obligations of each Lender hereunder are several. The failure of any Lender to perform its obligations hereunder shall not affect the obligations of the Borrower, or any other Lender, to any other party nor shall the Borrower, or any other Lender, be liable for the failure of such Lender to perform its obligations hereunder. The Lenders shall have no obligation to make Short Term Revolving Credit Loans hereunder on or after the Short Term Revolving Credit Termination Date.

       2.1c LONG TERM REVOLVING CREDIT LOANS. Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, each Lender severally agrees to make Long Term Revolving Credit Loans to the Borrower at any time from time to time on or after the date hereof to, but not including, the Long Term Revolving Credit Termination Date, provided that the aggregate principal amount of each Lender's Long Term Revolving Credit Loans outstanding hereunder to the Borrower shall not exceed at any one time an amount equal to such Lender's Long Term Revolving Credit Commitment Percentage of the sum of (i) the aggregate amount of Long Term Revolving Credit Commitments then in effect (the "Long Term Revolving Credit"), minus (ii) the principal amount of Bid Rate Loans then outstanding. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.1c. The aggregate amount of the Long Term Revolving Credit Commitments on the Closing Date is $75,000,000. All Long Term Revolving Credit Loans outstanding on the Long Term Revolving Credit Termination Date shall become due and payable in full on such date.

       2.1d LONG TERM REVOLVING CREDIT COMMITMENT OF EACH LENDER. Each Lender agrees, for itself only, and subject to the terms and conditions of this Agreement, to make Long

Term Revolving Credit Loans to the Borrower from time to time not to exceed an aggregate principal amount at any one time outstanding equal to the amount of its respective Long Term Revolving Credit Commitment Percentage of the Long Term Revolving Credit. The obligations of each Lender hereunder are several. The failure of any Lender to perform its obligations hereunder shall not affect the obligations of the Borrower, or any other Lender, to any other party nor shall the Borrower, or any other Lender, be liable for the failure of such Lender to perform its obligations hereunder. The Lenders shall have no obligation to make Long Term Revolving Credit Loans hereunder on or after the Long Term Revolving Credit Termination Date.

       2.1e REVOLVING CREDIT NOTES. The obligation of the Borrower to repay, on or before the Short Term Revolving Credit Termination Date, the aggregate unpaid principal amount of all Short Term Revolving Credit Loans shall be evidenced by the several Short Term Revolving Credit Notes, each substantially in the form of Exhibit "A-1" hereto, drawn by the Borrower to the order of a Lender in the maximum amount of such Lender's Short Term Revolving Credit Commitment. The principal amount actually due and owing to a Lender at any time under its Short Term Revolving Credit Note shall be the then aggregate unpaid principal amount of all Short Term Revolving Credit Loans made by such Lender as shown on the Loan Account established and maintained by such Lender in accordance with
Section 2.13. The obligation of the Borrower to repay, on or before the Long Term Revolving Credit Termination Date, the aggregate unpaid principal amount of all Long Term Revolving Credit Loans shall be evidenced by the several Long Term Revolving Credit Notes, each substantially in the form of Exhibit "A-2" hereto, drawn by the Borrower to the order of a Lender in the maximum amount of such Lender's Long Term Revolving Credit Commitment. The principal amount actually due and owing to a Lender at any time under its Long Term Revolving Credit Note shall be the then aggregate unpaid principal amount of all Long Term Revolving Credit Loans made by such Lender as shown on the Loan Account established and maintained by such Lender in accordance with Section 2.13. Each Revolving Credit Note shall be dated the date hereof and shall be delivered to the Administrative Agent on behalf of the Lenders on such date.

       2.1f REVOLVING CREDIT LOAN REQUEST. Except as otherwise provided herein, the Borrower may from time to time prior to the Termination Date request the Lenders to make Revolving Credit Loans to the Borrower by the delivery to the Administrative Agent, not later than 11:00 A.M. (eastern time) (i) three (3) Business Days prior to the proposed Borrowing Date with respect to the making of Revolving Credit Loans to which the Euro-Rate Option applies for any Revolving Credit Loans; and (ii) on the Business Day of the proposed Borrowing Date with respect to the making of a Revolving Credit Loan to which the Base Rate Option applies of a duly completed request therefor substantially in the form of Exhibit "B" hereto or a request by telephone immediately confirmed in writing by letter or facsimile in such form (each, a "Revolving Credit Loan Request"), it being understood that the Administrative Agent may rely on the authority of any person making such a telephonic request without the necessity of receipt of such written confirmation. Each Revolving Credit Loan Request shall be irrevocable and shall specify (i) whether the proposed Disbursement is under the Short Term Revolving Credit or the Long Term Revolving Credit; (ii) the proposed Borrowing Date; (iii) the aggregate amount of the proposed Revolving Credit Loans to be made on such Borrowing Date, which amount, as to Base Rate Portions, shall be in integral multiples of $100,000 and not less than $1,000,000 and, as to Euro-Rate Portions, shall be in integral multiples of $1,000,000 and not less than $3,000,000; (iv) whether the Euro-Rate Option or the Base Rate Option shall apply to the proposed Revolving Credit Loans to be made on such Borrowing Date; and (v) in the case of Revolving Credit Loans to which the Euro-Rate Option applies, an appropriate Euro-Rate

Interest Period for each Euro-Rate Portion of the Revolving Credit Loans to be made on such Borrowing Date.

       2.1g MAKING REVOLVING CREDIT LOANS. The Administrative Agent shall, promptly after receipt by it of a Revolving Credit Loan Request pursuant to
Section 2.1f (but not later than noon (eastern time) on the Borrowing Date for same day funding and 2:00 P.M. (eastern time) on the third Business Day preceding any Borrowing Date for which any Portion of the Revolving Credit Loans to be made on such Borrowing Date bears interest at the Euro-Rate Option), notify the Lenders of its receipt of such Revolving Credit Loan Request specifying: (i) whether the proposed Disbursement is under the Short Term Revolving Credit or the Long Term Revolving Credit; (ii) the proposed Borrowing Date and the time and method of disbursement of such Revolving Credit Loan;
(iii) the amount and type of such Revolving Credit Loan and the applicable Euro-Rate Portions and Euro-Rate Interest Periods (if any); and (iv) the apportionment among the Lenders of the Revolving Credit Loans as determined by the Administrative Agent in accordance with Section 2.1b or 2.1d hereof, as applicable. Each Lender shall remit the principal amount of each Revolving Credit Loan to the Administrative Agent such that the Administrative Agent is able to, and the Administrative Agent shall, to the extent the Lenders have made funds available to it for such purpose, fund such Revolving Credit Loan to the Borrower in Dollars and immediately available funds at the principal office of the Administrative Agent in Pittsburgh, Pennsylvania prior to 2:00 P.M. (eastern time) on the Borrowing Date, provided that if any Lender fails to remit such funds to the Administrative Agent in a timely manner, or any Lender fails to advise the Administrative Agent of its intention not to fund, then the Administrative Agent may elect in its sole discretion to fund with its own funds the Revolving Credit Loan of such Lender on the Borrowing Date, subject to the provisions of Section 8.3 below.

       2.1h TEMPORARY REDUCTION OF AVAILABLE SHORT TERM REVOLVING CREDIT COMMITMENT. While each Swing Line Loan advanced pursuant to Section 2.3 is outstanding, the principal amount available to be borrowed under the aggregate Short Term Revolving Credit Commitment shall be reduced by an amount equal to the principal amount of each such Swing Line Loan then outstanding, and the Short Term Revolving Credit Commitments shall be deemed to be utilized in the amount of such Swing Line Loans for the purposes of determining the then Applicable Euro-Rate Martin with respect to Short Term Revolving Credit Loans. The foregoing notwithstanding, each Lender shall remain responsible for funding its Short Term Revolving Credit Commitment Percentage of the Short Term Revolving Credit Loans. Such reduction shall not affect the calculation of the Short Term Facility Fee.

       2.1i TEMPORARY REDUCTION OF AVAILABLE LONG TERM REVOLVING CREDIT COMMITMENT. While each Bid Rate Loan advanced pursuant to Section 2.2 is outstanding, the principal amount available to be borrowed under the aggregate Long Term Revolving Credit Commitment shall be reduced by an amount equal to the principal amount of each such Bid Rate Loan then outstanding, and the Long Term Revolving Credit Commitments shall be deemed to be utilized in the amount of such Bid Rate Loans for the purposes of determining the then Applicable Euro-Rate Margin with respect to Long Term Revolving Credit Loans. The foregoing notwithstanding, each Lender shall remain responsible for funding its Long Term Revolving Credit Commitment Percentage of the Long Term Revolving Credit Loans. Such reduction shall not affect the calculation of the Long Term Facility Fee.

       2.2  BID RATE LOANS.

       2.2a BID RATE. Subject to the provisions of this Section 2.2, each Lender severally agrees that the Borrower may request Bid Rate Loans, in an aggregate amount at any one time outstanding not to exceed the lesser of (i) $50,000,000 and (ii) the sum of (a) the aggregate Long Term Revolving Credit Commitment minus (b) the aggregate principal amount of all Long Term Revolving Credit Loans then outstanding, which shall bear interest at the Bid Rate Option. In connection with the Bid Rate Option, any Lender may make an advance in excess of such Lender's Long Term Revolving Credit Commitment.

       2.2b LIMITATIONS ON AND EVIDENCE OF BID RATE LOANS. Except as provided under Subsection 2.2c(vi), each Bid Rate Loan or repayment of a Bid Rate Loan must be in the minimum principal amount of $5,000,000 or, if in excess of $5,000,000 in integral multiples of $1,000,000. The obligation of the Borrower to repay, prior to the Long Term Revolving Credit Termination Date, the aggregate unpaid principal amount of such Bid Rate Loans advanced by each Lender shall be evidenced by the Bid Rate Notes substantially in the form of Exhibit "C" hereto, one made payable to each Lender in a face amount equal to the aggregate Long Term Revolving Credit Commitments of all of the Lenders, which Bid Rate Notes must be properly completed and executed by Borrower and delivered to the Administrative Agent on behalf of each Lender prior to the initial Disbursement of any Bid Rate Loan. The principal amount actually due and owing each Lender shall be the aggregate unpaid principal amount of all Disbursements of Bid Rate Loans made by such Lender, all as shown on such Lender's Loan Account established pursuant to Section 2.13.

       2.2c BID RATE LOAN PROCEDURE.

                           (i) Bid Rate Loan Request. When the Borrower wishes to request offers to make Bid Rate Loans under this Section, it shall transmit to the Administrative Agent by telex or facsimile transmission a Bid Rate Quote Request substantially in the form of Exhibit "D" hereto so as to be received no later than 11:00 A.M. (eastern time) on
         (x) the fourth (4th) Business Day prior to the date of Disbursement proposed therein, in the case of a Euro-Rate Auction or (y) the Business Day next preceding the date of Disbursement proposed therein, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Administrative Agent shall have mutually agreed and shall have informed the Lenders of not later than the date of the Bid Rate Quote Request for the first Euro-Rate Auction or Absolute Rate Auction for which such change is to be effective) specifying:

                               (A) the proposed date of Disbursement, which
                     shall be a Business Day,

                               (B) the aggregate amount of such Disbursement,
                     which shall be $5,000,000 or a larger multiple of $1,000,000,

                               (C) the duration of the Interest Period
                     applicable thereto, subject to the provisions of the definition of Interest Period, and

                               (D) whether the Bid Rate Quotes requested are to
                     set forth a Bid Rate Margin or a Bid Rate Absolute Rate.

The Borrower may request offers to make Bid Rate Loans for more than one Interest Period in a single Bid Rate Quote Request.

                           (ii) Invitation for Bid Rate Quotes. Promptly upon receipt of a Bid Rate Quote Request, the Administrative Agent shall send to the Lenders by telex or facsimile transmission an Invitation for Bid Rate Quotes, which shall constitute an invitation by the Borrower to each Lender to submit Bid Rate Quotes offering to make the Bid Rate Loans to which such Bid Rate Quote Request relates in accordance with this Subsection.

                           (iii) Submission and Contents of Bid Rate Quotes. (A) Each Lender may submit a Bid Rate Quote containing an offer or offers to make Bid Rate Loans in response to any Bid Rate Quote Request. Each Bid Rate Quote must comply with the requirements of this paragraph
         (iii) and must be submitted to the Administrative Agent by telex or facsimile transmission at its offices specified in or pursuant to
         Section 9.3 not later than (x) 9:45 A.M. (eastern time) on the third Business Day prior to the proposed date of Disbursement, in the case of a Euro-Rate Auction or (y) 9:45 A.M. (eastern time) on the proposed date of Disbursement, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Administrative Agent shall have mutually agreed and shall have informed the Lenders of not later than the date of the Bid Rate Quote Request for the first Euro-Rate Auction or Absolute Rate Auction for which such change is to be effective); provided that Bid Rate Quotes submitted by the Administrative Agent (or any affiliate of the Administrative Agent) in the capacity of a Lender may be submitted, and may only be submitted, if the Administrative Agent or such affiliate notifies the Borrower of the terms of the offer or offers contained therein not later than (x) one hour prior to the deadline for the other Lenders, in the case of a Euro-Rate Auction or (y) 15 minutes prior to the deadline for the other Lenders, in the case of an Absolute Rate Auction.

                                    (B) Each Bid Rate Quote shall be in
substantially the form of Exhibit "E" hereto and shall in any case specify:

                                        (1) the proposed date of Disbursement
                     and the Interest Period therefor,

                                        (2) the principal amount of the Bid Rate
                     Loan for which each such offer is being made, which principal amount (w) may be greater than or less than the Long Term Revolving Credit Commitment of the quoting Lender, (x) must be $5,000,000 or a larger multiple of $1,000,000, (y) may not exceed the principal amount of Bid Rate Loans for which offers were requested and (z) may be subject to an aggregate limitation as to the principal amount of Bid Rate Loans for which offers being made by such quoting Lender may be accepted,

                                        (3) in the case of a Euro-Rate Auction,
                     the margin above or below the applicable Euro-Rate (the "Bid Rate Margin") offered for each such Bid Rate Loan, expressed as a percentage (specified to the nearest 1/10,000th of 1%) to be added to or subtracted from such base rate,

                                        (4) in the case of an Absolute Rate
                     Auction, the rate of interest per annum (specified to the nearest 1/10,000th of 1%) (the "Bid Rate Absolute Rate") offered for each such Bid Rate Loan, and

                         (5) the identity of the quoting Lender.


A Bid Rate Quote may set forth up to three separate offers by the quoting Lender with respect to each Interest Period specified in the related Bid Rate Quote Request.

                     (C) Any Bid Rate Quote shall be disregarded if it:

                         (1) is not substantially in conformity with Exhibit "E"
                     hereto or does not specify all of the information required by paragraph (iii)(B) immediately above;

                         (2) contains qualifying, conditional or similar
                     language or, in particular, is conditioned on acceptance by the Borrower of all or some specified minimum principal amount of the Bid Rate Loan for which such Bid Rate Quote is being made;

                         (3) proposes terms other than or in addition to those
                     set forth in the applicable Bid Rate Quote Request; or

                         (4) arrives after the time set forth in paragraph
                     (iii)(A) above.

              (iv) Notice to Borrower. The Administrative Agent shall notify the Borrower promptly, and in the case of an Absolute Rate Auction no later than 45 minutes after receipt by the Administrative Agent, of the terms
       (x) of any Bid Rate Quote submitted by a Lender that is in accordance with paragraph (iii) above and (y) of any Bid Rate Quote that amends, modifies or is otherwise inconsistent with a previous Bid Rate Quote submitted by such Lender with respect to the same Bid Rate Quote Request. Any such subsequent Bid Rate Quote shall be disregarded by the Administrative Agent unless such subsequent Bid Rate Quote is submitted solely to correct a manifest error in such former Bid Rate Quote. The Administrative Agent's notice to the Borrower shall specify (A) the aggregate principal amount of Bid Rate Loans for which offers have been received for each Interest Period specified in the related Bid Rate Quote Request, (B) the respective principal amounts and Bid Rate Margins or Bid Rate Absolute Rates, as the case may be, so offered and (C) if applicable, limitations on the aggregate principal amount of Bid Rate Loans for which offers in any single Bid Rate Quote may be accepted.

              (v) Acceptance and Notice by Borrower. Not later than 11:00 A.M. (eastern time) on (x) the third Business Day prior to the proposed date of Disbursement, in the case of a Euro-Rate Auction or (y) the proposed date of Disbursement, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Administrative Agent shall have mutually agreed and shall have informed the Lenders of not later than the date of the Bid Rate Quote Request for the first Euro-Rate Auction or Absolute Rate Auction for which such change is to be effective), the Borrower shall notify the Administrative Agent of its acceptance or non-acceptance of the offers so presented to it pursuant to Subsection (iv). In the case of acceptance, such notice (a "Notice of Bid Rate Borrowing") shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Borrower may accept any Bid Rate Quote in whole or in part; provided that:

                     (A) the aggregate principal amount of each Bid Rate Disbursement may not exceed the applicable amount set forth in the related Bid Rate Quote Request,

                     (B) the principal amount of each Bid Rate borrowing must be $5,000,000 or a larger multiple of $1,000,000,

                     (C) acceptance of offers may only be made on the basis of ascending Bid Rate Margins or Bid Rate Absolute Rates, as the case may be, and

                     (D) the Borrower may not accept any offer that is described in subsection (iii)(C) or that otherwise fails to comply with the requirements of this Agreement.

              (vi) Allocation by Administrative Agent. If offers are made by two or more Lenders with the same Bid Rate Margins or Bid Rate Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which such offers are accepted for the related Interest Period, the principal amount of Bid Rate Loans in respect of which such offers are accepted shall be allocated by the Administrative Agent among such Lenders as nearly as possible (in multiples of $1,000,000, as the Administrative Agent may deem appropriate) in proportion to the aggregate principal amounts of such offers. Determinations by the Administrative Agent of the amounts of Bid Rate Loans shall be conclusive in the absence of manifest error.

              (vii) Bid Rate Loan Prepayment. No Bid Rate Loan shall be prepaid prior to the end of the relevant Bid Rate Interest Period without the prior consent of the Lender extending such Bid Rate Loan.

       2.2d BID RATE LOAN INTEREST. Interest on the Bid Rate Loans shall accrue at the rate per annum agreed upon between the Lender or Lenders making such Bid Rate Loans and the Borrower pursuant to the Bid Rate selection procedures set forth in Subsection 2.2c above.

       2.2e BASE RATE OPTION BORROWING IN EVENT OF CANCELLED BID RATE LOAN REQUEST. In the event of cancellation by the Borrower of a Bid Rate Loan Request pursuant to paragraph (v) of Subsection 2.2c, the Borrower may, before 1:00 P.M. (eastern time) on the day of such cancellation, submit to the Administrative Agent a request for a Disbursement under the Revolving Credit to be made on the day of such cancellation and to bear interest at the Base Rate Option. The Lenders shall use their best efforts to make their respective pro rata shares of such Disbursement available at the office of the Borrower prior to 2:00 P.M. (eastern time) on the date of such Disbursement in accordance with the procedures set forth in Subsection 2.1g.

       2.3  SWING LINE LOANS.

       2.3a SWING LINE OPTION. Subject to the provisions of this Section 2.3, the Administrative Agent agrees that the Borrower may request Swing Line Loans, in an aggregate amount at any one time outstanding not to exceed the lesser of
(i) $20,000,000 or (ii) an amount which, when added to the aggregate principal amount of all Short Term Revolving Credit Loans then outstanding does not exceed the aggregate amount of the Short Term Revolving Credit Commitments. The Administrative Agent shall have no obligation to make Swing Line Loans hereunder on or after the Short Term Revolving Credit Termination Date.

       2.3b LIMITATIONS ON AND EVIDENCE OF SWING LINE LOANS. Each Swing Line Loan or repayment of a Swing Line Loan must be in the minimum principal amount of $250,000 or, if in excess of $250,000, in integral multiples of $100,000. Swing Line Loans shall be repaid on the date agreed upon by the Borrower and the Administrative Agent, not more than seven (7) days after the making of the Swing Line Loan and in no event after the Short Term Revolving Credit Termination Date. The obligation of the Borrower to repay, prior to the Short Term Revolving Credit Termination Date, the aggregate unpaid principal amount of such Swing Line Loans advanced by the Administrative Agent shall be evidenced by the Swing Line Note substantially in the form of Exhibit "F" hereto. The principal amount actually due and owing the Administrative Agent shall be the aggregate unpaid principal amount of all Disbursements of Swing Line Loans made by the Administrative Agent, all as shown on the Swing Line Loan Account established pursuant to Section 2.3f.

       2.3c SWING LINE LOAN PROCEDURE. The Borrower may from time to time from the Closing Date to the Business Day immediately prior to the Short Term Revolving Credit Termination Date request a Swing Line Loan. Such request shall be made not later than 2:00 P.M. (Pittsburgh, Pennsylvania time) on the date of the proposed Swing Line Loan. Such request may be made to the Administrative Agent orally or in writing and if orally confirmed in writing. The Administrative Agent shall make the Swing Line Loan available to the Borrower not later than 5:00 P.M. (Pittsburgh, Pennsylvania time) on the same Business Day such Swing Line Loan is requested.

       2.3d SWING LINE LOAN INTEREST. Interest on the Swing Line Loans shall accrue at a rate of interest per annum as offered by the Administrative Agent in its sole and absolute discretion for such Swing Line Interest Periods as offered by the Administrative Agent in its sole and absolute discretion.

       2.3e RISK PARTICIPATION. Upon the disbursement of each Swing Line Loan and without any further action by or on behalf of such Lender, each Lender hereby agrees to purchase, upon the occurrence of an Event of Default, an undivided, full risk, nonrecourse participation in such Swing Line Loan, in an amount equal to (i) such Lender's Short Term Revolving Credit Commitment Percentage (ii) multiplied by the outstanding principal amount of such Swing Line Loan on the date of the Event of Default; provided, however, no Lender shall participate in any Swing Line Loan made after a notice of an Event of Default has been delivered pursuant to this Agreement. If and to the extent the Administrative Agent receives payment of principal or interest on a participated Swing Line Loan, the Administrative Agent shall deliver to each Lender such Lender's Short Term Revolving Credit Commitment Percentage of such payment.

       2.3f SWING LINE LOAN ACCOUNT. The Administrative Agent shall maintain on its books as a sub-account of the Loan Account, a Swing Line Loan Account in the name of the Borrower with respect to any Swing Line Loans made, repayments and prepayments of the principal thereof, and the computation and payment of interest thereon. Upon the request of the Borrower to the Administrative Agent, the Administrative Agent shall promptly furnish to the Borrower a statement of the Swing Line Loan Account. The failure to record any such amount shall not limit or otherwise affect the obligations of the Borrower hereunder or under the Swing Line Note to repay all amounts owed hereunder and thereunder together with all interest accrued thereon and all other fees and charges provided herein and therein. Except in the case of manifest error, the Swing Line Loan Account shall be conclusive evidence as to the amount at any time due to the Administrative Agent from the Borrower under the Swing Line Note.

       2.4 INTEREST RATES, INTEREST PAYMENT AND CERTAIN PROVISIONS RELATING TO INTEREST AND FEES.

       2.4a PAYMENTS OF INTEREST. The Borrower shall pay interest on the principal amount of the Loans from time to time outstanding hereunder, from the date thereof until payment in full, at the rates of interest determined pursuant to this Section 2.4. The Borrower shall pay accrued interest on the unpaid principal balance of the Loans in arrears: (i) with respect to each Base Rate Portion, at the Base Rate on the last Business Day of each Fiscal Quarter during the term thereof; (ii) with respect to each Euro-Rate Portion, at the Adjusted Euro-Rate on the last day of each Euro-Rate Interest Period as provided for in Subsection 2.4c (provided, however, if the Euro-Rate Interest Period chosen for a Euro-Rate Portion exceeds three (3) months, interest on that Euro-Rate Portion shall be due and payable on the day which is (A) three months after the first day of Euro-Rate Interest Period and (B) the last day of such Euro-Rate Interest Period); (iii) with respect to each Bid Rate Loan, at the Bid Rate on the last day of each Bid Rate Interest Period as provided for in Subsection 2.4c (provided, however, if the Bid Rate Interest Period chosen for a Bid Rate Loan exceeds ninety (90) days, interest on that Bid Rate Loan shall be due and payable every ninety (90) days during such Bid Rate Interest Period and on the last day of such Bid Rate Interest Period); (iv) with respect to each Swing Line Loan, at the Swing Line Interest Rate on the last Business Day of each month during which such Swing Line Loans were outstanding; and (v) with respect to all such Loans, at the applicable interest rate (A) when due, at maturity, whether by acceleration or otherwise, and (B) after maturity, on demand until paid in full.

       2.4b INTEREST RATE OPTIONS. The unpaid principal amount of the Revolving Credit Loans shall bear interest, for each day until due, at one or more rates of interest selected by the Borrower from among the Options set forth below; it being understood that, subject to the provisions of this Agreement, the Borrower may select different Options to apply simultaneously to different Portions of the Revolving Credit Loans and may select different Interest Periods to apply simultaneously to different Portions of the Euro-Rate Portions of the Revolving Credit Loans.

            (i) Base Rate Option: A rate of interest per annum (computed upon the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed) equal to the Base Rate. The rate of interest per annum under the Base Rate Option shall be adjusted automatically, from time to time, upon each change in the Base Rate.

            (ii) Euro-Rate Option: A rate of interest per annum (computed on the basis of a year of 360 days and the actual number of days elapsed) equal to the sum of (A) the Euro-Rate plus (B) the Applicable Euro-Rate Margin from time to time in effect (the "Adjusted Euro-Rate"). The Adjusted Euro-Rate for each Euro-Rate Portion then outstanding shall be adjusted automatically, from time to time, effective upon each change in the Applicable Euro-Rate Margin resulting from an increase or decrease in utilization of the Commitments.

       2.4c INTEREST PERIODS; LIMITATIONS ON ELECTIONS. At any time when the Borrower shall select, convert to or renew at the Euro-Rate Option with respect to all or any Portion of the outstanding Revolving Credit Loans or select, convert or renew a Bid Rate Loan to which the Bid Rate Margin applies, it shall fix one or more Interest Periods during which such Option(s) shall apply. All of the foregoing, however, is subject to the following:

            (i) any Euro-Rate Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next Business Day unless such Business Day falls in the succeeding calendar month in which case such Euro-Rate Interest Period shall end on the next preceding Business Day; and

            (ii) any Euro-Rate Interest Period which begins on the last day of a calendar month or on a day for which there is no numerically corresponding day in the subsequent calendar month during which such Euro-Rate Interest Period is to end shall end on the last Business Day of such subsequent month.

       In addition, elections by the Borrower of the Euro-Rate Option shall be subject to the following further limitations:

            (i) If a Euro-Rate Interest Period is elected with regard to amounts outstanding under the Revolving Credit and such Interest Period would end after the Termination Date, such Interest Period shall end on the Termination Date; and

            (ii) At no time may there be more than seven (7) Euro-Rate Interest Periods in effect relating to Revolving Credit Loans; provided, however if a Base Rate Portion is outstanding there shall be not more than six
         (6) Euro-Rate Interest Periods in effect relating to Revolving Credit Loans.

       2.4d ELECTION, CONVERSION OR RENEWAL OF INTEREST RATE OPTIONS. Elections of or conversions to the Base Rate Option shall continue in effect until converted to the Euro-Rate Option as hereinafter provided. Elections of, conversions to or renewals of the Euro-Rate Option shall expire as to each Euro-Rate Portion at the expiration of the applicable Interest Period. Elections of Bid Rate Loans shall expire as to each such Bid Rate Loan at the end of the applicable Bid Rate Interest Period.

                  At any time, with respect to any Base Rate Portion, or at the expiration of the applicable Interest Period, with respect to any Euro-Rate Portion, the Borrower (subject to Subsection 2.4c) may cause all or any part of the principal amount of such Portion to be converted to and/or (in the case of a Euro-Rate Portion) to be renewed under the Euro-Rate Option by notice to each of the Lenders as hereinafter provided. Such notice (i) shall be irrevocable; (ii) shall be given not later than 11:00 A.M. (eastern time) in the case of a conversion to or renewal of, either in whole or in part, the Euro-Rate Option on the third

Business Day prior to the proposed effective date for the conversion or renewal; and (iii) shall set forth:

                  (A) the effective date of such conversion or renewal, which shall be a Business Day;

                  (B) the new Euro-Rate Interest Period(s) selected; and

                  (C) with respect to each such Interest Period, the aggregate principal amount of the corresponding Euro-Rate Portion.

                  At the expiration of each Euro-Rate Interest Period, any part (including the whole) of the principal amount of the corresponding Euro-Rate Portion as to which no notice of conversion or renewal has been received as provided above, shall automatically be converted to the Base Rate Option.

       2.4e NOTIFICATION OF ELECTION OF AN INTEREST RATE OPTION. The Borrower, by an Authorized Officer, shall notify the Administrative Agent of (i) each election or renewal of an Option and each conversion from one Option to another,
(ii) the Portion of the Revolving Credit Loans then outstanding to be allocated to each Option and (iii) where relevant, the Interest Periods applicable to each Option, by communication as provided for in this Agreement. Any such communication may be oral or written and if oral, it shall be followed immediately by written confirmation of such Option election executed by an Authorized Officer.

       2.4f INTEREST AFTER MATURITY. After the principal amount of all or any part of the Base Rate Portions of the Revolving Credit Loans shall have become due and payable, whether by acceleration or otherwise and whether or not judgment has been entered against the Borrower thereon, all Base Rate Portions shall bear interest at a rate per annum which shall be two hundred (200) basis points (2%) per annum above the rate otherwise in effect under the Base Rate Option, such interest rate to change automatically from time to time, effective as of the effective date of each change in the Base Rate. After the occurrence of and during the continuance of an Event of Default and whether or not judgment has been entered against the Borrower on the Revolving Credit Notes, the Bid Rate Notes and the Swing Line Note, all Euro-Rate Portions, Bid Rate Loans and Swing Line Loans shall bear interest (i) until the end of the then current Interest Period, at a rate per annum which shall be two hundred (200) basis points (2%) per annum above the rate otherwise in effect under the Euro-Rate Option, the Bid Rate Option and the Swing Line Interest Rate, as the case may be, and (ii) at the end of the then current Interest Period, and thereafter at the sum of (A) the Base Rate plus (B) two hundred (200) basis points (2%) per annum.

         2.5 YIELD-PROTECTION, CAPITAL ADEQUACY AND MISCELLANEOUS PROVISIONS RELATING TO EURO-RATE.

       2.5a YIELD PROTECTION. Notwithstanding other provisions of this Section 2.5:

            (i) If any Governmental Rule (including, without limitation, Regulation D), or if any change therein on or after the date hereof, or in the interpretation thereof by any Governmental Authority charged with the administration thereof, shall:

              (A) subject any Lender to any tax, levy, impost, charge, fee, duty, deduction or withholding of any kind with respect to payments of principal or interest or other amounts due hereunder (other than any tax imposed or based upon the income of a Lender and payable to any Governmental Authority in the United States of America or any state thereof); or

              (B) change the basis of taxation of any Lender with respect to payments of principal or interest or other amounts due hereunder (other than any change which affects, and only to the extent that it affects, the taxation by the United States or any state thereof of the total net income of such Lender); or

              (C) impose, modify or deem applicable any reserve, special deposit or similar requirements against assets held by any Lender applicable to the Commitment or Loans made hereunder (other than such requirements which are included in the determination of the applicable rate of interest hereunder); or

              (D) impose upon any Lender any other obligation or condition with respect to this Agreement,

and the result of any of the foregoing is to increase the cost to the affected Lender, reduce the income receivable by the affected Lender, reduce the rate of return on the affected Lender's capital, or impose any expenses upon the affected Lender, all with respect to any of the Loans (or any portion thereof) by an amount which the affected Lender reasonably deems material, and if the affected Lender is then demanding similar compensation for such occurrences from other borrowers who are similarly situated and who have a similar relationship with the affected Lender and from which the affected Lender has the right to demand such compensation, then and in any such case:

                 (1) the affected Lender shall promptly notify the Borrower of the happening of such event;

                 (2) the Borrower shall pay to the affected Lender, within thirty (30) days of such Lender's demand, such amount as will compensate the affected Lender for such reduction in its rate of return; and

                 (3) the Borrower may pay the affected portion of the affected Lender's Loans in full without the payment of any additional amount, including prepayment penalties, other than amounts payable on account of the affected Lender's out-of-pocket losses (including funding loss, if any, as provided in Section 2.11) which are not otherwise provided for in subparagraph (2) immediately above.

         (ii) A certificate as to the increased cost or reduced amount as a result of any event mentioned in this Subsection 2.5a shall be promptly submitted by the affected Lender to the Borrower in accordance with the provisions hereof. Such certificate shall be prima facie evidence as to the amount of such increased cost or reduced amount.

         (iii) Failure or delay on the part of any Lender or the Administrative Agent to demand compensation pursuant to this Section 2.5 shall not constitute a waiver of such Lender's or the Administrative Agent's right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or the Administrative Agent pursuant to this Section 2.5 for any increased costs or reduction incurred more than 180 days prior to the date that such Lender or the Administrative Agent, as the case may be, notifies the Borrower of the change in Government Rule (or interpretation thereof) giving rise to such increased costs or reduction and of such Lender's or the Administrative Agent's intention to claim compensation therefor; provided further that, if the change in Government Rule (or interpretation thereof) giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

       2.5b CAPITAL ADEQUACY. If, after the date hereof, (i) any adoption of or any change in or in the interpretation of any Governmental Rule, or (ii) compliance with any Governmental Rule of any Governmental Authority exercising control over banks or financial institutions generally or any court of competent jurisdiction, requires that the Commitments (including, without limitation, obligations in respect of any Revolving Credit Loans, Bid Rate Loans or Swing Line Loans) hereunder be treated as an asset or otherwise be included for purposes of calculating the appropriate amount of capital to be maintained by any Lender or any corporation controlling any Lender (a "Capital Adequacy Event"), the result of which is to reduce the rate of return on a Lender's capital as a consequence of its Commitments to a level below that which the affected Lender could have achieved but for such Capital Adequacy Event, taking into consideration the Lender's policies with respect to capital adequacy, by an amount which the affected Lender reasonably deems to be material, the affected Lender shall promptly deliver to the Borrower a statement of the amount necessary to compensate the affected Lender or the reduction in the rate of return on its capital attributable to its Commitments (the "Capital Compensation Amount"). The affected Lender shall determine the Capital Compensation Amount in good faith, using reasonable attribution and averaging methods. Each affected Lender shall from time to time notify the Borrower of the amount so determined. Each such notification shall be prima facie evidence of the amount of the Capital Compensation Amount set forth therein, and such Capital Compensation Amount shall be due and payable by the Borrower to the affected Lender thirty
(30) days after such notice is given. As soon as practicable after any Capital Adequacy Event, the affected Lender shall submit to the Borrower estimates of the Capital Compensation Amounts that would be payable as a function of the affected Lender's Commitments hereunder.

       2.5c EURO-RATE UNASCERTAINABLE. If, on any date on which the Adjusted Euro-Rate would otherwise be set, the Administrative Agent reasonably shall have determined (which determination shall be final and conclusive) that by reason of circumstances affecting the interbank Eurodollar market, adequate and reasonable means do not exist for ascertaining the Euro-Rate, the Administrative Agent shall give prompt notice of such determination to the Borrower and the Lenders and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such determination no longer exist, the right of the Borrower to borrow under, convert to or renew the Euro-Rate Option shall be suspended. Any notice of borrowing under, conversion to or renewal of the Euro-Rate Option which was to become effective during the period of such suspension shall be treated as a request to borrow under, convert to or renew at the Base Rate Option with respect to the principal amount therein specified.

       2.5d ILLEGALITY. If a Lender shall determine in good faith (which determination shall be final and conclusive) that compliance by such Lender with any applicable law, treaty or other Governmental Rule, (whether or not having the force of law), or the interpretation or application thereof by any Governmental Authority, has made it unlawful for such Lender to make or maintain the Revolving Credit Loans under the Euro-Rate Option or Bid Rate Loans to which the Bid Rate Margin applies (including but not limited to acquiring Eurodollar liabilities to fund such Loans), such Lender shall give notice of such determination to the Borrower and the other Lenders. Notwithstanding any provision of this Agreement to the contrary, unless and until the affected Lender shall have given notice to the Borrower and the other Lenders that the circumstances giving rise to such determination no longer apply:

                           (i) with respect to any Interest Periods thereafter commencing, interest on the Revolving Credit Loans bearing interest at the Adjusted Euro-Rate (whichever one or more have been determined by the affected Lender to be unlawful) shall, unless the Borrower shall have selected a different Option which is then available, be computed and payable under the Base Rate Option; and

                           (ii) on such date, if any, as shall be required by law, any Loans bearing interest at the Adjusted Euro-Rate or any Bid Rate Loan to which the Bid Rate Margin applies then outstanding shall be automatically converted to the Base Rate Option, and the Borrower shall pay to the affected Lender the accrued and unpaid interest on such Loans to (but not including) the date of such conversion at the applicable interest rate or rates in effect for such Loans prior to such conversion.

         2.6 FEES.

         2.6a CLOSING FEE. The Borrower agrees to pay to the Lenders on or before the Closing Date, a Closing Fee in the amounts agreed to by the Borrower and each Lender.

       2.6b SHORT TERM FACILITY FEE. The Borrower agrees to pay to the Lenders, on a pro rata basis, beginning on March 31, 2001, and continuing quarterly in arrears thereafter on the last day of each March, June, September and December during the term hereof to and including the Short Term Revolving Credit Termination Date, a Short Term Facility Fee calculated at a rate per annum equal to the Applicable Facility Fee Rate, on the daily (computed at the opening of business) average amount of the Short Term Revolving Credit Commitment for the quarter then ending; provided, however, the first payment under this Subsection 2.6b shall be only for the actual number of days elapsed between the actual execution of this Agreement and March 31, 2001 and the last payment under this Subsection 2.6b shall be only for the actual number of days elapsed between the last quarterly payment date and the Short Term Revolving Credit Termination Date.

       2.6c LONG TERM FACILITY FEE. The Borrower agrees to pay to the Lenders, on a pro rata basis, beginning on March 31, 2001, and continuing quarterly in arrears thereafter on the last day of each March, June, September and December during the term hereof to and including the Long Term Revolving Credit Termination Date, a Long Term Facility Fee calculated at a rate per annum equal to the Applicable Facility Fee Rate, on the daily (computed at the opening of business) average amount of the Long Term Revolving Credit Commitment for the quarter then ending; provided, however, the first payment under this Subsection 2.6c shall be only for the actual number of days elapsed between the actual execution of this Agreement and March 31, 2001 and the last payment under this Subsection 2.6c shall be only for the actual number of days elapsed between the last quarterly payment date and the Long Term Revolving Credit Termination Date.

       2.6d AGENT'S FEE. The Borrower agrees to pay to the Administrative Agent for its own account the non-refundable Agent's Fees for the Administrative Agent's services hereunder under the terms of that certain letter (the "Agent's Letter") between the Borrower and Administrative Agent dated November 30, 2000, as the same may be amended from time to time.

       2.6e ARRANGEMENT FEE. The Borrower agrees to pay to the Co-Lead Arrangers the non-refundable Arrangement Fee for the Co-Lead Arrangers' services hereunder under the terms of that certain letter (the "Arrangement Letter") among the Borrower and the Co-Lead Arrangers dated November 30, 2000, as the same may be amended from time to time.

       2.7 CALCULATION OF INTEREST AND FACILITY FEE. The calculation of the amount of interest due and owing to each Lender shall be made by each Lender and shall be evidenced by such Lender posting the amount of interest due under such Lender's Revolving Credit Loans and Bid Rate Loans to the Loan Account established by such Lender pursuant to Section 2.13. The Facility Fees shall be calculated on the basis of a 360 day year and actual number of days elapsed. The calculation of the amount of the Facility Fees due and owing to each Lender shall be made by each Lender and shall be evidenced by posting such amount due under the Loan Account established by such Lender pursuant to Section 2.13.

       2.8                 EXTENSION OF TERMINATION DATES.

       2.8a EXTENSION OF SHORT TERM REVOLVING CREDIT TERMINATION DATE. The Short Term Revolving Credit Termination Date may be extended, in the manner set forth in this Subsection 2.8a, on January 4, 2002 and on each anniversary of such date (a "Short Term Revolving Credit Extension Date") for an additional 364-day period. If the Borrower wishes to request an extension of the Short Term Revolving Credit Termination Date on any Short Term Revolving Credit Extension Date, it shall give written notice to that effect to the Administrative Agent not less than forty-five (45) nor more than sixty (60) days prior to such Short Term Revolving Credit Extension Date. Each Lender will use its best efforts to respond to such request, whether affirmatively or negatively, within thirty (30) days after receipt of such notice from the Administrative Agent. If the Borrower shall have received affirmative responses from all the Lenders, such response to be in the sole and absolute discretion of each Lender, then, subject to receipt by the Borrower of counterparts of an agreement duly completed and signed by the Borrower and each such Lender (a "Short Term Revolving Credit Extension Agreement"), the Short Term Revolving Credit Termination Date shall be extended, effective on such Short Term Revolving Credit Extension Date, for an additional 364-day period to the date stated on such Short Term Revolving Credit Extension Agreement. If the Borrower shall not have received affirmative responses from all Lenders the Short Term Revolving Credit Termination Date shall not be extended. For purposes of this Subsection 2.8a, the failure of any Lender to respond shall be deemed to be a negative response from such Lender.

       2.8b EXTENSION OF LONG TERM REVOLVING CREDIT TERMINATION DATE. The Long Term Revolving Credit Termination Date may be extended, in the manner set forth in this Subsection 2.8b, on January 5, 2002 and on each anniversary of such date (a "Long Term Revolving Credit Extension Date") for an additional one-year period. If the Borrower wishes to request an extension of the Long Term Revolving Credit Termination Date on any Long Term Revolving Credit Extension Date, it shall give written notice to that effect to the Administrative Agent not less than forty-five (45) nor more than sixty (60) days prior to such Long Term Revolving Credit Extension Date. Each Lender will use its best efforts to respond to such request, whether affirmatively or negatively, within thirty (30) days after receipt of such notice from the Administrative Agent. If the Borrower shall have received affirmative responses from all the Lenders, such response to be in the sole and absolute discretion of each Lender, then, subject to receipt by the Borrower of counterparts of an agreement duly completed and signed by the Borrower and each such Lender (a "Long Term Revolving Credit Extension Agreement"), the Long Term Revolving Credit Termination Date shall be extended, effective on such Long Term Revolving Credit Extension Date, for an additional one-year period to the date stated in such Long Term Revolving Credit Extension Agreement. If the Borrower shall not have received affirmative responses from all Lenders the Long Term Revolving Credit Termination Date shall not be extended. For purposes of this Subsection 2.8b, the failure of any Lender to respond shall be deemed to be a negative response from such Lender.

         2.9 SUBSTITUTION OR REPLACEMENT OF A LENDER. The Borrower shall have the right (provided that at such time, no Event of Default and no Potential Default has occurred and is continuing), in its sole discretion, to either:

             (i) repay, (A) at any time if either no Loans are outstanding or if Loans bearing interest under the Base Rate Option are the only Loans outstanding, (B) subject to Section 2.11, upon three (3) days prior notice if the Loans outstanding include Revolving Credit Loans bearing interest under the Euro-Rate Option or the Bid Rate Option, the outstanding Loans of any Lender in whole, together with interest thereon and any other amount due such Lender pursuant to the terms of this Agreement, and to terminate the Commitments of such Lender; or

             (ii) seek a substitute lending institution or institutions (which may be one or more of the other Lenders) to purchase the Notes and assume the Loans, the Commitments and the other obligations of such Lender under this Agreement, if any of the following conditions occur with respect to such Lender:

             (i) such Lender shall have delivered a notice or certificate pursuant to Section 2.5a or 2.5b;

             (ii) the obligation of such Lender to make Revolving Credit Loans which bear or are to bear interest under the Euro-Rate Option has been suspended pursuant to Subsection 2.5d; or

             (iii) such Lender has responded negatively to a request for extension of any Termination Date pursuant to Section 2.8.

                  Provided, any proposed substitute lending institution, which is not a Lender prior to the Borrower's selection thereof, must be acceptable to the Administrative Agent, whose consent shall not be unreasonably withheld, and provided, further that all of the provisions of Section 9.6 (with respect to any Lender) and Section 8.11 (if the affected Lender is the Administrative Agent) must be complied with.

       2.10 LOAN REPAYMENT. Each repayment of the Revolving Credit Loans shall be in the minimum amount of $1,000,000, in the aggregate, or an integral multiple of $100,000 thereof, or such lesser amount as is actually outstanding thereunder. The Borrower, upon (i) oral or written notice to Administrative Agent by 11:00 A.M. (eastern time) on the day of the proposed repayment, in the case of Revolving Credit Loans bearing interest at the Base Rate or (ii) three (3) Business Days' prior oral or written notice to the Administrative Agent, in the case of Revolving Credit Loans bearing interest at the Adjusted Euro-Rate, followed immediately thereafter by the Borrower's written confirmation to the Administrative Agent of any oral notice, may repay the outstanding amount of the Revolving Credit Loans in whole or in part with accrued interest, fees and other amounts then due and payable on the amount repaid to the date of such repayment, subject to the payment of any additional amounts under Section 2.11 below. The Borrower may prepay any Portion of the Revolving Credit Loans bearing interest at the Base Rate without premium or penalty.

                  In the event that principal payments are received on a day on which principal payments are due on Revolving Credit Loans and Bid Rate Loans the principal payments shall be applied: first, to repay in full the principal amount of the Revolving Credit Loans then due and payable, if any; and second, to repay in full the principal amount of the Bid Rate Loans then due and payable, if any.

                  Any repayment of the Loans shall increase, by the amount of that repayment, the unborrowed balance of the applicable Commitment; it being contemplated that the Borrower may repay and reborrow from time-to-time under each Commitment until the applicable Termination Date. All Short Term Revolving Credit Loans outstanding on the Short Term Revolving Credit Termination Date shall become due and payable in full on such date. All Long Term Revolving Credit Loans outstanding on the Long Term Revolving Credit Termination Date shall become due and payable in full on such date.

       2.11 ADDITIONAL PAYMENTS BY THE BORROWER. If (i) the Borrower shall fail to make any payment due hereunder on the due date thereof, (ii) the Borrower shall make a payment, prepayment or conversion of any Euro-Rate Portion of the Revolving Credit Loans or any Bid Rate Loan on a day other than the last day of the applicable Interest Period, (iii) the Borrower shall convert any Portion to the Base Rate Option from another Option pursuant to subsection 2.4d on a day other than the last day of the relevant Interest Period, or (iv) the Borrower shall fail on the date specified therefor to consummate any borrowing, conversion or renewal after giving a request for a Disbursement or notice of conversion or renewal or Notice of Bid Rate Borrowing, and, as a result of any such action or inaction, a Lender reasonably incurs any losses and expenses which it would not have incurred but for such action or inaction, the Borrower shall pay such additional amounts as will compensate the affected Lender for such losses and expenses, including the cost of reemployment of any funds prepaid at rates lower than the cost to the affected Lender of such funds. Such losses and expenses, which the affected Lender shall exercise reasonable efforts to minimize, shall be specified in writing (setting forth, in reasonable detail, the basis of calculation) to the Borrower by the affected Lender, which writing shall be prima facie evidence of the amounts set forth therein, and such amounts shall be payable within thirty (30) days of demand therefor.

       2.12 VOLUNTARY REDUCTION OF AVAILABILITY. At any time and from time to time upon no less than two (2) Business Days prior written notice to the Administrative Agent, the Borrower may terminate, in whole or in part, without penalty, the then unused portion of the Short Term Revolving Credit Commitment and/or the Long Term Revolving Credit Commitment, thereby causing a corresponding abatement of the relevant Facility Fee. Each such reduction shall be in a minimum principal amount of $5,000,000 or in integral multiples thereof. The relevant Facility Fee shall cease to accrue with respect to any unused portion of the Short Term Revolving Credit Commitment or the Long Term Revolving Credit Commitment so terminated on either (i) the date two (2) Business Days after receipt of such notice or
(ii) the date so designated in the written notice if such written notice sets forth an effective date of such termination which is more than two (2) Business Days after such notice is given to the Administrative Agent. Notice of termination once given shall be irrevocable and the portion of the Short Term Revolving Credit Commitment or the Long Term Revolving Credit Commitment so terminated shall not be available for borrowing once such notice has been given under the terms hereof. The Administrative Agent shall promptly notify each Lender of its pro rata share of such terminated unused portion and the date of each such termination.

       2.13 LOAN ACCOUNT. Each Lender shall open and maintain on its books a Loan Account in the name of the Borrower with respect to Disbursements made, repayments, prepayments, the computation and payment of interest and the Facility Fee and the computation of other amounts due and sums paid and payable to such Lender pursuant to this Article II. Such Loan Account shall be prima facie evidence as to the amount at any time due to such Lender from the Borrower pursuant to this Article II; provided, however, that the failure of a Lender to make notations, or to make accurate notations, on its Loan Account including without limitation notations with respect to interest and Facility Fees pursuant to Section 2.7 shall not limit, expand or otherwise affect any obligations of the Borrower hereunder.

       2.14 PAYMENT FROM ACCOUNTS MAINTAINED BY BORROWER. In the event that any payment of principal, interest, Facility Fee or any other amount due to the Lenders or the Administrative Agent under the Agreement, the Notes or the other Loan Documents is not paid when due, the Administrative Agent is hereby authorized to effect such payment by debiting any demand deposit account of the Borrower maintained with the Administrative Agent (excluding however any special purpose fiduciary accounts, which are designated as such at the time of their creation, and mandated by applicable statutes, regulations or rules) and distributing such payment to the party to whom such amounts are due. This right of debiting accounts of the Borrower is in addition to any right of set-off accorded the Lenders or the Administrative Agent hereunder or by operation of law.

       2.15 TIME, PLACE AND MANNER OF PAYMENTS. All payments to be made by the Borrower under the Notes (other than those provided for in Sections 2.5 and 2.11 hereof), and of all fees and any other amounts due hereunder (excepting the Closing Fee, the Agent's Fees and the Arrangement Fee) shall be made at the principal office of the Administrative Agent for the ratable account of the Lenders. The Administrative Agent will promptly pay each such payment received to each Lender or its order in accordance with Section 8.9 hereof. All payments due a Lender by reason of Sections 2.5 or 2.11 hereof shall be paid at the principal office of the Lender which invoices the Borrower for such payment. All payments to be made by the Borrower under this Agreement shall be paid in Dollars and in immediately available funds no later than 1:00 P.M. (eastern time) on the date such payment is due, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower, and without setoff, counterclaim or other deduction of any nature.


       ARTICLE III.  REPRESENTATIONS AND WARRANTIES.

                  To induce the Lenders to enter into this Agreement and to make the Loans herein provided for, the Borrower warrants to the Lenders that:

       3.1 CORPORATE EXISTENCE. The Borrower and each of its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey and it is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction where, because of the nature of its respective properties or businesses, such qualification is required or, if not so qualified or in good standing in any state, the lack of such qualification or good standing will not materially affect the Administrative Agent's or the Lenders' ability to enforce this Agreement, the Notes or the other Loan Documents or will not have a Material Adverse Effect.

       3.2 CORPORATE AUTHORITY. The Borrower is duly authorized to execute and deliver this Agreement, the Notes and the other Loan Documents to which it is or will become a party; all necessary corporate action to authorize the execution and delivery of this Agreement, the Notes and the other Loan Documents to which it is or will become a party has been properly taken; and it is and will continue to be duly authorized to borrow hereunder and to perform all of the other terms and provisions of this Agreement, the Notes and the other Loan Documents to which it is or will become a party.

       3.3 ENFORCEABILITY. This Agreement and the Notes have each been, and each other Loan Document to which it will become a party will be, duly and validly executed and delivered by the Borrower and, assuming the due authorization, execution and delivery of the Agreement by and the binding effect of the Agreement on the other parties thereto, each constitutes or will constitute a valid and legally binding agreement of the Borrower enforceable in accordance with its terms.

       3.4 NO RESTRICTIONS, NO DEFAULT. Neither the execution and delivery of this Agreement, the Notes and the other Loan Documents to which it is or will become a party, the consummation of the transactions herein contemplated nor compliance with the terms and provisions hereof or of the Notes, will conflict with or result in a breach of any of the terms, conditions or provisions of the certificate of incorporation or the by-laws of the Borrower or of any law or of any regulation, order, writ, injunction or decree of any court or governmental agency or of any agreement, indenture or other instrument to which the Borrower or any Subsidiary is a party or by which any of them is bound or to which it is subject, or constitute a default thereunder or result in the creation or imposition of any Encumbrance of any nature whatsoever upon any of the property or assets of the Borrower pursuant to the terms of any agreement, indenture or other instrument, except those restrictions which, individually or in the aggregate, would not have a Material Adverse Effect. No event has occurred and is continuing and no condition exists or will exist after giving effect to the borrowings hereunder to be made on the Closing Date which constitutes an Event of Default or Potential Default.

       3.5 FINANCIAL STATEMENTS. The Borrower has furnished to the Lenders and the Administrative Agent the consolidated balance sheets and the related consolidated statements of income, shareholders' equity and changes in financial position of the Borrower and its consolidated Subsidiaries for the Fiscal Year ending September 30, 2000. All such financial statements, including the related notes, have been prepared in accordance with GAAP, except as expressly noted therein, and fairly present the financial position and consolidated financial positions of the Borrower and its consolidated Subsidiaries as at the dates thereof and the results and consolidated results of their operations and the changes in their financial position and in their consolidated financial position for the periods ended on such dates. There were no material liabilities of the Borrower and its consolidated Subsidiaries, taken as a whole, contingent or otherwise, not reflected in such financial statements. Except as has been fully disclosed in writing to the Lenders and the Administrative Agent prior to the date hereof there has been no Material Adverse Change in the business, condition or operations (financial or otherwise) of the Borrower and its consolidated Subsidiaries from September 30, 2000 to the Closing Date.

       3.6 ABSENCE OF LITIGATION. Except as set forth in New Jersey Resources Corporation's most recently filed Forms 10-K, 10-Q and 8-K, there are no actions, suits, investigations, litigation or governmental proceedings pending or, to the Borrower's knowledge, threatened against the Borrower or any Subsidiary or any of their respective properties, which would have a Material Adverse Effect.

       3.7 TAX RETURNS AND PAYMENTS. As of the date hereof, the Borrower and its Subsidiaries have filed all Federal and other material tax returns required by law to be filed and have paid all material taxes, material assessments and other material governmental charges levied upon the Borrower and its Subsidiaries taken as a whole, or any of the respective properties, assets, income or franchises of the Borrower and its Subsidiaries taken as a whole, which are due and payable, other than those currently payable or deferrable without penalty or interest or those which are being contested in good faith and by appropriate proceedings diligently conducted for which reserves in accord with GAAP have been provided. As of the date hereof, the charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of Federal, state and local income taxes for all fiscal periods are adequate, and the Borrower knows of no unpaid assessments for additional Federal, state or local income taxes for any such fiscal period or any basis therefor.

       3.8 PENSION PLANS. Except as otherwise noted on Schedule 3.8, (i) each Plan has been and will be maintained and funded, in all material respects, in accordance with its terms and with all provisions of ERISA and the Code applicable thereto; (ii) no Reportable Event has occurred and is continuing with respect to any Plan; (iii) no liability to PBGC has been incurred with respect to any Plan, other than for premiums due and payable; (iv) no Plan has been terminated, no proceedings have been instituted to terminate any Plan, and there exists no intent to terminate or institute proceedings to terminate any Plan, which has caused or would cause the Borrower or any ERISA Affiliate to incur any liability to the PBGC under Title IV of ERISA; (v) no withdrawal, either complete or partial, has occurred or commenced with respect to any multiemployer Plan, and there exists no intent to withdraw either completely or partially from any multiemployer Plan and (vi) the Borrower is not subject to any liability for unpaid penalties or taxes imposed under Section 502(i) of ERISA or Section 4975 of the Code and has not engaged in a prohibited transaction as defined in
Section 406 of ERISA and Section 4975 of the Code.

       3.9 COMPLIANCE WITH APPLICABLE LAWS. The Borrower and each Subsidiary (i) is not in default with respect to any order, writ, injunction or decree of any court or of any Federal, state, municipal or other Governmental Authority; and
(ii) is substantially complying with all applicable statutes and regulations of each Governmental Authority having jurisdiction over its activities; except for those orders, writs, injunctions, decrees, statutes and regulations, non-compliance with which would not have a Material Adverse Effect.

       3.10 ENVIRONMENTAL MATTERS. Except as set forth in New Jersey Resources Corporation's most recently filed Forms 10-K, 10-Q and 8-K, the Borrower and its Subsidiaries are in compliance with all applicable Environmental Laws; except for matters which do not have a Material Adverse Effect.

       3.11 GOVERNMENTAL APPROVAL. No order, authorization, consent, license, validation or approval of, or notice to, filing, recording, or registration with, any Governmental Authority, or exemption by any Governmental Authority, is required to authorize, or (other than the filing of this Agreement with the Securities and Exchange Commission) is required in connection with, (i) the execution, delivery and performance of this Agreement or the Notes or (ii) the legality, binding effect or enforceability of this Agreement or the Notes.

       3.12 REGULATIONS T, U AND X. The Borrower is not engaged in the business of purchasing or selling Margin Stock or extending credit to others for the purpose of purchasing or carrying Margin Stock and no part of the proceeds of the Loans will be used to purchase or carry any Margin Stock or for any other purpose which would violate or be inconsistent with Regulations T, U or X.

         3.13 INVESTMENT COMPANY ACT. The Borrower is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

       3.14 PUBLIC UTILITY HOLDING COMPANY ACT. The Borrower is not a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

       3.15 DISCLOSURE. Neither this Agreement nor any other document, certificate or statement furnished to the Lenders or the Administrative Agent by or on behalf of the Borrower pursuant to this Agreement contains any untrue statement of a material fact with respect to the Borrower or its Subsidiaries. There is no fact known to the Borrower which materially and adversely affects or in the future may (so far as the Borrower now foresees) have a Material Adverse Effect, which has not been set forth in this Agreement or in the other documents, certificates and statements (financial or otherwise) furnished to the Lenders or the Administrative Agent or otherwise disclosed in writing to the Lenders or the Administrative Agent by or on behalf of the Borrower prior to or on the date hereof; including but not limited to New Jersey Resources Corporation's most recently filed Forms 10-K, 10-Q and 8-K.


ARTICLE IV. AFFIRMATIVE COVENANTS.

                  From the date hereof and thereafter until the termination of the Commitments and until all of the Bank Indebtedness is paid in full, the Borrower agrees that:

       4.1 USE OF PROCEEDS. The proceeds of the Loans will be used by the Borrower for general corporate purposes and working capital purposes of the Borrower, including, without limitation, refinancing the Existing Credit Facilities, and to support the issuance by the Borrower of short term notes in the commercial paper market.

       4.2      FURNISHING INFORMATION.  The Borrower shall:

                (i) deliver to the Administrative Agent (with copies for each Lender which Administrative Agent shall distribute) within fifty-five
         (55) days after the end of each of the first three (3) Fiscal Quarters in each Fiscal Year of the Borrower, New Jersey

         Resources Corporation's Form 10-Q filed with the Securities and Exchange Commission together with (A) consolidated balance sheet as at the end of such period for the Borrower and its Subsidiaries, (B) consolidated statements of income for such period for the Borrower and its Subsidiaries and, in the case of the second and third quarterly periods, for the period from the beginning of the current Fiscal Year to the end of such quarterly period, and (C) consolidated statements of cash flow for such period for the Borrower and its Subsidiaries and, in the case of the second and third quarterly periods, for the period from the beginning of the current Fiscal Year to the end of such quarterly period; and each such statement shall set forth, in comparative form, corresponding figures for the corresponding period in the immediately preceding Fiscal Year; and all such statements shall be prepared in reasonable detail in accordance with GAAP and certified, subject to changes resulting from year-end adjustments, by the chief financial officer or treasurer of the Borrower;

                (ii) deliver to the Administrative Agent (with copies for each Lender which Administrative Agent shall distribute) within one hundred
         (100) days after the end of each Fiscal Year of the Borrower, New Jersey Resources Corporation's Form 10-K filed with the Securities and Exchange Commission together with (A) consolidated balance sheets as at the end of such year for the Borrower and its Subsidiaries, (B) consolidated statements of income for such year for the Borrower and its Subsidiaries, (C) consolidated statements of cash flow for such year for the Borrower and its Subsidiaries, and (D) consolidated statements of shareholders equity for such year for the Borrower and its Subsidiaries; and each such statement shall set forth, in comparative form, corresponding figures for the immediately preceding Fiscal Year; and all such financial statements shall present fairly in all material respects the financial position of the Borrower and its consolidated Subsidiaries, as at the dates indicated and the results of its operations and its cash flow for the periods indicated, in conformity with GAAP; and the Borrower shall cause each of the consolidated financial statements described in the foregoing clauses
         (A) through (D) to be certified without limitation as to scope or material qualification by independent certified public accountants acceptable to the Administrative Agent;

                (iii) deliver to the Administrative Agent (with copies for each Lender which Administrative Agent shall distribute), together with each delivery of financial statements pursuant to items (i) and (ii) above, a Compliance Certificate of the Borrower substantially in the form of Exhibit "G" hereto, properly completed and signed by an Authorized Officer of the Borrower, stating (1) that such officer has reviewed the terms of the Loan Documents and has made, or caused to be made under his supervision, a review of the transactions and condition of the Borrower and its Subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence during such accounting period, and (2) that the Borrower does not have knowledge of the existence, as at the date of such Compliance Certificate, of any condition or event which constitutes an Event of Default or a Potential Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Borrower has taken or is taking or proposes to take with respect thereto;

                (iv) promptly give written notice to the Administrative Agent of any pending or, to the knowledge of the Borrower, overtly threatened claim in writing, litigation or threat of litigation which arises between the Borrower, or any of its Subsidiaries, and any other party or parties (including, without limitation, any Official
         Body) which claim, litigation or threat of litigation, individually or in the aggregate, is reasonably likely to cause a Material Adverse Change, any such notice to be given not later than five (5) Business Days after the Borrower becomes aware of the occurrence of any such claim, litigation or threat of litigation;

                  (v) deliver to the Administrative Agent (with copies for each Lender which Administrative Agent shall distribute) promptly upon their becoming available, copies of all financial statements, reports, notices and information statements sent or made available generally by the Borrower to its security holders (including, without limitation, proxy materials) and copies of all other regular and periodic reports (including, without limitation, Form 8-K), if any, filed by the Borrower with the Securities and Exchange Commission or any Governmental Authority succeeding to any of its functions, and of all press releases and other statements made available generally by the Borrower to the public concerning material developments in the business of the Borrower and any of its Subsidiaries taken as a whole;


                  (vi) promptly after receipt thereof, by the Borrower or the administrator of any Plan, deliver to the Lenders a copy of any notice from the PBGC that the PBGC is instituting Termination Proceedings;

                  (vii) deliver to the Administrative Agent within five (5) Business Days after S&P or Moody's announces a change in the Senior Ratings of the Borrower, or the withdrawal of any such Senior Ratings, notice of such change or withdrawal, together with a copy of any written notification which the Borrower received from the applicable rating agencies regarding such change or withdrawal of Senior Ratings;

                  (viii) promptly and in any event within thirty (30) days after the Borrower or the administrator of any Plan knows or has reason to know that any Reportable Event has occurred which would cause the PBGC to institute termination proceedings give notice thereof to the Administrative Agent;

                  (ix) promptly, but not later than five (5) Business Days, after any officer obtains knowledge of the happening of any event which constitutes an Event of Default or a Potential Default, give written notice thereof to the Administrative Agent; and

                  (x) promptly, deliver to the Lenders such other publicly available information and data with respect to the Borrower or any of its Subsidiaries as from time to time may be reasonably requested by any Lender.

       4.3 VISITATION. The Borrower will permit the Lenders and the Lender's designated employees and agents to have access, from time to time, upon reasonable notice and during normal business hours at any reasonable time, to visit any of the properties of the Borrower, to examine and make copies of any of its books of record and account and such reports and returns as the Borrower may file with any Governmental Authority and discuss the Borrower's affairs and accounts with, and be advised about them, by any Authorized Officer.

       4.4 PRESERVATION OF EXISTENCE; QUALIFICATION. At its own cost and expense, the Borrower will do all things necessary to preserve and keep in full force and effect its and each of its Subsidiaries' corporate existence and qualification under the laws of their respective states of incorporation and each state where, due to the nature of their respective activities or the ownership of their respective properties, qualification to do business is required except where (i) the lack of corporate existence of a Subsidiary or (ii) the failure to be so qualified would not have a Material Adverse Effect or except as permitted by Sections 5.6 and 7.4.

       4.5 COMPLIANCE WITH LAWS AND CONTRACTS. The Borrower shall and shall cause each Subsidiary to comply with all applicable Governmental Rules (including, but not limited to, Environmental Laws), except where failure to comply would not have a Material Adverse Effect.

       4.6 PAYMENT OF TAXES AND OTHER LIABILITIES. The Borrower shall and shall cause each Subsidiary to promptly pay and discharge all obligations, accounts and liabilities to which it is subject or which are asserted against it and which obligations, accounts and liabilities are, to the Borrower and the Subsidiaries taken as a whole, material, including but not limited to all taxes, assessments and governmental charges and levies upon it or upon any of its income, profits, or property prior to the date on which penalties attach thereto; provided, however, that for purposes of this Agreement, neither the Borrower nor the relevant Subsidiary shall be required to pay any tax, assessment, charge or levy (i) the payment of which is being contested in good faith by appropriate and lawful proceedings diligently conducted and (ii) as to which the Borrower shall have set aside on its books reserves for such claims as are determined to be adequate pursuant to the accounting procedures employed by the Borrower, but only to the extent that failure to discharge any such liabilities would not result in any additional liability which would have a Material Adverse Effect upon the Borrower and its Subsidiaries taken as a whole.

       4.7 INSURANCE. The Borrower will keep and maintain, and cause each Subsidiary to keep and maintain, insurance with responsible insurance companies, satisfactory to the Administrative Agent, on such of their respective properties, in such amounts and against such risks as is customarily maintained by similar businesses similarly situated and owning, leasing or operating similar properties. The Borrower may satisfy the requirements of the preceding sentence with self insurance and deductibles consistent with customary and prudent industry standards, all as reasonably satisfactory to the Administrative Agent. The Borrower will furnish to the Administrative Agent at the Closing and together with the annual reports delivered pursuant to Subsection 4.2(ii) hereof, a certificate of an Authorized Officer of the Borrower certifying that such insurance is in force, is adequate in nature and amount and complies with the Borrower's and each Subsidiary's obligations under this Section 4.7.

       4.8 MAINTENANCE OF PROPERTIES. The Borrower shall and shall cause its Subsidiaries to maintain, preserve, protect and keep their respective properties in good repair, working order and condition (ordinary wear and tear excepted), and make all necessary and proper repairs, renewals and replacements so that their business carried on in connection therewith may be properly and advantageously conducted at all times, except where the failure to maintain, preserve, protect or keep such properties would not have a Material Adverse Effect.

       4.9 PLANS AND BENEFIT ARRANGEMENT. The Borrower shall, and shall cause each ERISA Affiliate to, comply with ERISA, the Code and all other applicable laws which are applicable to Plans, except where the failure to do so, alone or in conjunction with any other failure to do so, would not have a Material Adverse Effect.

       4.10 SENIOR DEBT STATUS. The Bank Indebtedness will rank at least pari passu in priority of payment with all other Indebtedness of the Borrower, except Indebtedness of the Borrower which may be secured by Encumbrances permitted pursuant to Section 5.2.


ARTICLE V. NEGATIVE COVENANTS.

                  From the date hereof and thereafter until the Commitments are terminated and until the Bank Indebtedness is paid in full, the Borrower agrees that:

       5.1 DIVIDENDS, ETC. The Borrower will not declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of capital stock of the Borrower, or purchase, redeem or otherwise acquire for value (or permit any of its Subsidiaries to do so) any shares of any class of capital stock of the Borrower or any warrants, rights or options to acquire any such shares, now or hereafter outstanding, except that the Borrower may (a) declare and make any dividend payment or other distribution payable in common stock of the Borrower,
(b) purchase, redeem or otherwise acquire shares of its common stock or warrants, rights or options to acquire any such shares with the proceeds received from substantially concurrent issue of new shares of its common stock,
(c) purchase, redeem or otherwise acquire shares of its preferred stock outstanding on the Closing Date, and (d) declare and make its quarterly dividend on common stock and scheduled dividend on its preferred stock, so long as no Event of Default then exists or would result therefrom.

       5.2 ENCUMBRANCES. The Borrower will not create or suffer to exist, or permit any of its Subsidiaries to create or suffer to exist, any Encumbrance or any other type of preferential arrangement, upon or with respect to any of its properties, whether now owned or hereafter acquired, or assign, or permit any of its Subsidiaries to assign, any right to receive income, in each case to secure or provide for the payment of any Indebtedness of any Person, other than (a) purchase money liens or purchase money security interests upon or in any property acquired or held by the Borrower or any Subsidiary in the ordinary course of business to secure the purchase price of such property or to secure indebtedness incurred solely for the purpose of financing the acquisition of such property, so long as such indebtedness does not exceed 100% of the purchase price of such property, (b) Encumbrances existing on such property at the time of the acquisition of such property or the acquisition of such Subsidiary (other than any such Encumbrance created as a result of such acquisition), (c) Permitted Encumbrances, or (d) extensions or renewals of any Encumbrance described in clauses (a) through (c) above, provided, that (i) any such extension or renewal shall be limited to the property theretofore subject to such Encumbrance, (ii) the principal amount of the Indebtedness secured by such Encumbrance shall not be increased and (iii) the aggregate principal amount of Indebtedness secured by Encumbrances referred to in clauses (a) through (c) above shall not exceed $5,000,000 at any time outstanding (it being expressly agreed that any refinanced Indebtedness shall not be considered new Indebtedness hereunder).

       5.3 INDEBTEDNESS. The Borrower shall not and shall not permit any Subsidiary to create, incur, assume, cause, permit or suffer to exist or remain outstanding any Indebtedness except for:

           (i) The Bank Indebtedness;

           (ii) Existing Indebtedness set forth on Schedule 5.3 hereof and any extensions, renewals or refinancings thereof in outstanding principal amounts not greater than those shown on Schedule 5.3; provided that such extensions, renewals or refinancings when incurred and when added to the Borrower's then outstanding Indebtedness would not cause the Borrower to be in violation of
Section 5.2 hereof;

           (iii) Additional Indebtedness as permitted under the Mortgage Indenture in the form in effect on the Closing Date; and

           (iv) Additional Indebtedness in an aggregate principal amount not to exceed $25,000,000 at any one time outstanding.

In addition, Indebtedness incurred pursuant to item (iii) may not contain covenants (other than covenants relating to collateral, if any, securing such Indebtedness as such security interests are permitted hereby) more restrictive than or in addition to those contained herein.

       5.4 ACQUISITIONS. The Borrower will not acquire the assets of any Person or any shares of capital stock of, or other equity interest in, any Person, or permit any of its Subsidiaries to do so.

       5.5 SALES OF ASSETS. The Borrower shall not nor shall it permit any Subsidiary to enter into any arrangement, direct or indirect, pursuant to which the Borrower or any such Subsidiary shall sell or otherwise transfer or dispose of, in a single transaction or a series of transactions, all or any substantial part of its assets, other than a sale of assets by any such Subsidiary to another Subsidiary or to the Borrower.

       5.6 MERGER. The Borrower shall not merge or consolidate with any other Person or permit any of its Subsidiaries to do so, except (A) a merger or consolidation of any Subsidiary with or into any other Subsidiary or the Borrower, (B) a merger or consolidation of the Borrower with or into New Jersey Resources Corporation, or (C) a merger or consolidation in which each of the following conditions is satisfied:

           (i) the Borrower is the surviving Person or, if the Borrower is not the surviving Person, the surviving Person (a) assumes all obligations of the Borrower hereunder in form and substance satisfactory to Administrative Agent and (b) is acceptable to each Lender in its reasonable discretion;

           (ii) no Event of Default or Potential Default occurs as a result of such a merger or consolidation; and

           (iii) the Borrower's Consolidated Shareholder's Equity immediately after such merger or consolidation is not less than the Borrower's Consolidated Shareholder's Equity immediately prior to such merger or consolidation.

       5.7 REGULATION T, U AND X COMPLIANCE. The Borrower shall not and shall not permit any Subsidiary to use the proceeds of a Loan to purchase or carry Margin Stock or otherwise act so as to cause any Lender, in extending credit hereunder, to be in contravention of Regulations T, U or X.

       5.8 ERISA. The Borrower shall not and shall not permit any ERISA Affiliate to permit any Plan to:

           (i) engage in any "prohibited transaction", as such term is defined in Section 406 of ERISA and Section 4975 of the Code;

           (ii) incur any "accumulated funding deficiency", as such term is defined in Section 302 of ERISA, whether or not waived;

           (iii) be terminated in a manner which could result in liability to the PBGC under Title IV of ERISA or the imposition of a lien on the property of the Borrower or any ERISA Affiliate pursuant to Section 4068 of ERISA; or

           (iv) partially or completely withdraw from any Plan, which withdrawal shall subject the Borrower or any ERISA Affiliate to multiemployer withdrawal liability pursuant to Section 4201 of ERISA.


       ARTICLE VI.  CONDITIONS PRECEDENT TO ALL DISBURSEMENTS

       6.1 ALL DISBURSEMENTS. The obligation of the Administrative Agent and the Lenders to make any Disbursements is subject to the satisfaction of each of the following conditions precedent:

       6.1a NO DEFAULT. The Borrower shall have performed and complied, in all material respects, with all agreements and conditions herein required to be performed or complied with by it prior to any Disbursements and, at the time of such Disbursements, no Potential Default or Event of Default shall exist.

       6.1b REPRESENTATIONS CORRECT. The representations and warranties contained in Article III hereof shall be correct in all material respects (i) when made and (ii) at the time of each Disbursement except for such representations and warranties which relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects as of such date); provided, however, that for purposes of clause (ii) of this Subsection 6.1b, the representations and warranties contained in Section 3.6 and Section 3.10 shall be deemed updated if, and to the extent that, an action, suit, investigation, litigation or governmental investigation or environmental matter, as the case may be, is set forth in any Form 10-K or 10-Q filed by New Jersey Resources Corporation in respect of any period subsequent to the date hereof or in any Form 8-K filed by New Jersey Resources Corporation subsequent to the date hereof.

       6.1c DISBURSEMENT REQUIREMENTS. The Borrower shall have complied with the requirements of Section 2.1, Section 2.2 or Section 2.3, as appropriate, with respect to the requested Disbursements.

       Each request for Disbursement shall constitute, as at the time made, a representation and warranty by the Borrower that the matters set forth in Subsections 6.1a and 6.1b above are true and correct.

       6.2 CONDITIONS PRECEDENT TO THE INITIAL DISBURSEMENT UNDER THE COMMITMENT. The obligation of the Lenders to make the initial Disbursements is subject to the satisfaction of each of the following conditions precedent in addition to the applicable conditions precedent set forth in Section 6.1 above:

                           (i) Receipt by the Administrative Agent on behalf of each Lender of a counterpart original of this Agreement executed by the other Lenders and the Borrower.

                           (ii) Receipt by the Administrative Agent on behalf of each Lender of a Short Term Revolving Credit Note, substantially in the form of Exhibit "A-1" attached hereto, made payable to such Lender in the amount of such Lender's Short Term Revolving Credit Commitment and otherwise properly completed and executed by the Borrower.

                           (iii) Receipt by the Administrative Agent on behalf of each Lender of a Long Term Revolving Credit Note, substantially in the form of Exhibit "A-2" attached hereto, made payable to such Lender in the amount of such Lender's Long Term Revolving Credit Commitment and otherwise properly completed and executed by the Borrower.

                           (iv) Receipt by the Administrative Agent on behalf of each Lender of a Bid Rate Note, substantially in the form of Exhibit "C" attached hereto, made payable to such Lender in the amount of the aggregate of all Long Term Revolving Credit Commitments and otherwise properly completed and executed by the Borrower.

                           (v) Receipt by the Administrative Agent of the Swing Line Note, substantially in the form of Exhibit "F" attached hereto, made payable to the Administrative Agent and otherwise properly completed and executed by the Borrower.

                           (vi) Receipt by the Administrative Agent of a copy of a certified copy (certified by the appropriate governmental official) of the Borrower's Certificate of Incorporation which certification is dated not more than thirty (30) days prior to the Closing.

                           (vii) Receipt by the Administrative Agent of a certificate, duly certified as of the date of the Closing by the secretary or assistant secretary of the Borrower, as to (A) the By-Laws of the Borrower in effect as of the Closing, (B) the resolutions of the Borrower's Board of Directors authorizing the borrowings hereunder and the execution and delivery of this Agreement, the Notes, and all documents supplemental hereto and (C) the names of the officers of the Borrower authorized to sign this Agreement, the Notes, and all supplemental documentation and which contains a true signature of each such officer.

                           (viii) Receipt by the Administrative Agent of a good standing certificate for the Borrower from the Secretary of State of the State of New Jersey dated not more than thirty (30) days prior to the date of Closing.

                           (ix) Receipt by the Administrative Agent of the certificate of the Borrower required pursuant to Section 4.7 of the Agreement.

                           (x) Receipt by the Administrative Agent of written instructions addressed to the Administrative Agent and executed by an Authorized Officer of the Borrower relating to the initial Disbursement.

                           (xi) Receipt by the Administrative Agent on behalf of each Lender of a signed favorable opinion of Oleta J. Harden, Esquire, counsel to the Borrower, dated as of the Closing Date and in form and substance satisfactory to Administrative Agent and its counsel as to the matters set forth on Exhibit "G" attached hereto.

                           (xii) The representations and warranties of the Borrower contained in Article III and in the other Loan Documents executed and delivered by the Borrower in connection with the Closing shall be true and accurate in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific date or times referred to therein), and the Borrower shall have performed, observed and complied with all covenants and conditions hereof and contained in the other Loan Documents; no Event of Default or Potential Default under this Agreement shall have occurred and be continuing or shall exist; no Material Adverse Change shall have occurred; and there shall be delivered to the Administrative Agent, for the benefit of each Lender and the Administrative Agent, a certificate of the Borrower, dated the Closing Date and signed by an Authorized Officer of the Borrower, to each such effect.

                           (xiii) Receipt by the Administrative Agent on its own behalf and on behalf of the Lenders all Fees due and payable on or prior to the Closing Date and all reimbursable expenses incurred on or prior to the Closing Date.

                           (xiv) Receipt by the Administrative Agent of evidence that the Existing Credit Facilities have been terminated and all amounts due thereunder paid in full.


       ARTICLE VII.  DEFAULTS

       Each of the events or occurrences described in Sections 7.1 to and including 7.10 below shall constitute an "Event of Default" hereunder.

       7.1 PAYMENT DEFAULT. Default in the payment of (i) interest on any Loan, the Facility Fee, or any other amount due hereunder, and continuance of any such nonpayment of such interest, Facility Fee or other amount for five (5) Business Days, or (ii) principal of any Loan when due.

       7.2 NONPAYMENT OF OTHER INDEBTEDNESS. The Borrower or any Subsidiary shall fail to pay any Indebtedness of the Borrower or such Subsidiary, as the case may be, other than the Bank Indebtedness, in an aggregate amount as to the Borrower and its Subsidiaries collectively of $5,000,000 or more, as and when the same shall become due, or the occurrence of any default under any agreement or instrument (including, without limitation, any default under any financial covenant set forth in the Mortgage Indenture in the form in effect on the Closing Date) under or pursuant to which such Indebtedness is incurred or issued and continuance of such default beyond the period of grace, if any, allowed with respect thereto, if such default permits or causes the acceleration of such Indebtedness (whether or not such right shall have been waived) or the termination of any commitment to lend with respect thereto.

       7.3                 INSOLVENCY.

       7.3a INVOLUNTARY PROCEEDINGS. A proceeding shall have been instituted in a court having jurisdiction seeking a decree or order for relief in respect of the Borrower or a Subsidiary in an involuntary case under the Federal bankruptcy laws, or any other similar applicable Federal or state law, now or hereafter in effect, or for the appointment of a receiver, liquidator, trustee, sequestrator or similar official for the Borrower or any of its Subsidiaries or for a substantial part of its or their property, or for the winding up or liquidation of its or their affairs, and the same shall remain undismissed or unstayed and in effect for a period of sixty (60) days.

       7.3b VOLUNTARY PROCEEDINGS. The Borrower or a Subsidiary shall institute proceedings to be adjudicated a voluntary bankrupt, or any of them shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization under the Federal bankruptcy laws, or any other similar applicable Federal or state law now or hereinafter in effect, or shall consent to the filing of any such petition or shall consent to the appointment of a receiver, liquidator, trustee, sequestrator or similar official for the Borrower or any of its Subsidiaries or for a substantial part of its or their property, or shall make an assignment for the benefit of creditors, or shall admit in writing its or their inability to pay its or their debts generally as they become due, or corporate action shall be taken by the Borrower or any of its Subsidiaries in furtherance of any of the aforesaid purposes.

       7.4 TERMINATION OF EXISTENCE. The Borrower shall terminate its existence or cease to exist or any Subsidiary shall terminate its existence or cease to exist (i) except by reason of a permitted merger or liquidation into or a consolidation with the Borrower or a Subsidiary, or (ii) except where a Subsidiary's termination or cessation of its existence shall have no Material Adverse Effect on the Borrower and its Subsidiaries, taken as a whole.

       7.5 FAILURE TO COMPLY WITH COVENANTS.

       7.5a FAILURE TO COMPLY WITH ARTICLE V COVENANTS AND CERTAIN ARTICLE IV COVENANTS. The Borrower shall default in the observance or performance of
Section 4.3, Section 4.4, Section 4.10 or of any covenant contained in Article
V.

       7.5b FAILURE TO COMPLY WITH OTHER COVENANTS. The Borrower shall default in the due performance or observance of any other covenant, condition or provision set forth herein and such default shall not be remedied (i) with respect to any default under Section 4.2(ix) for a period of ten (10) days; and
(ii) with respect to any other such default for a period of thirty (30) days after such default is known to any officer of the Borrower or notice thereof has been given to the Borrower by the Administrative Agent (such grace period to be applicable only in the event such default can be remedied by corrective action of the Borrower as determined by the Administrative Agent in its sole discretion).

       7.6 MISREPRESENTATION. Any representation or warranty made by the Borrower herein proves to have been untrue in any material respect as of the date when made, or any certificate or other document furnished by the Borrower to the Administrative Agent or any Lender pursuant to the provisions hereof proves to have been untrue in any material respect on the date as of which the facts set forth therein are stated or certified.

       7.7 ADVERSE JUDGMENTS, ETC. Entry or filing of any one or more judgments, writs or warrants of attachment or of any similar process in an aggregate amount, as to the Borrower and its Subsidiaries collectively, of $1,000,000 or more in excess of any third-party insurance protecting against such liability against the Borrower and its Subsidiaries or against any of their respective properties and failure of the Borrower or its Subsidiaries to vacate, pay, bond, stay or contest in good faith such judgments, writs, warrants of attachment or other process within a period of thirty (30) days.

       7.8 INVALIDITY OR UNENFORCEABILITY. This Agreement, the Notes or any other Loan Document ceases to be valid and binding on the Borrower or is declared null and void, or the validity or enforceability thereof is contested by the Borrower or the Borrower denies it has any or further liability under this Agreement, any Note or under the other Loan Documents to which it is a party.

       7.9 ERISA. (i) A trustee shall be appointed by a court of competent jurisdiction to administer any Plan of the Borrower or any ERISA Affiliate; (ii) the PBGC shall terminate any Plan of the Borrower or any ERISA Affiliate or appoint a trustee to administer any such Plan; or (iii) the Borrower or any ERISA Affiliate shall incur any liability to the PBGC in connection with any Plan, which, in any such case, likely would have a Material Adverse Effect on the Borrower and its Subsidiaries, taken as a whole.

       7.10  CHANGE OF CONTROL.

       7.10a CHANGE OF BENEFICIAL OWNERSHIP. Any Person or group of Persons (within the meaning of Sections 13(a) or 14(a) of the Securities Exchange Act of 1934), other than New Jersey Resources Corporation or the then current officers or directors of the Borrower or an underwriter which obtains such ownership as a result of effecting a firm committed underwriting of a secondary offering of the Borrower's voting stock on behalf of such officers or directors, shall have acquired beneficial ownership of (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) fifteen percent (15%) or more of the voting stock of the Borrower. For purposes of calculating the acquisition of beneficial ownership, any transfer of voting stock of the Borrower by any Person or group of Persons to a Permitted Transferee shall be deemed not to constitute a conveyance and acquisition of such stock. A "Permitted Transferee" includes any of the following with respect to any then current officer or director of the Borrower: (i) spouse; (ii) lineal descendants of all generations and spouses of such lineal descendants; (iii) a charitable corporation or trust established by such then current officer or director or by a person described in (i) or (ii) preceding; (iv) a trust (or in the case of a minor, a custodial account under a Uniform Gifts or Transfers to Minors Act) of which the beneficiar(ies) are one or more Persons described in (i), (ii) or
(iii) preceding; and (v) an executor or administrator upon the death of such then current officer or director or any Person described in (i) or (ii) preceding.

       7.10b CHANGE OF COMPOSITION OF BOARD OF DIRECTORS. Within a period of twelve (12) consecutive calendar months individuals who were directors of the Borrower on the first day of such period shall cease to constitute a majority of the board of directors of the Borrower unless the individuals who were elected or appointed directors during such 12 month period were elected or appointed by a majority of the individuals who were directors of the Borrower on the first day of such period or their duly appointed or elected successors.

       7.11 CONSEQUENCES OF AN EVENT OF DEFAULT. If one or more of the Events of Default occur then (a) if such Event of Default is set forth in Sections 7.3 or 7.4, the Commitments shall automatically terminate and the Notes then outstanding shall become immediately due and payable, without necessity of demand, presentation, protest, notice of dishonor or notice of default; or (b) if such Event of Default is set forth in any of the remaining Sections of this Article VII, then the Administrative Agent, at the request of the Required Lenders, and without notice to the Borrower, shall declare the Borrower in default hereunder, and upon such declaration, shall, at the request of the Required Lenders, terminate the Commitments and/or declare the Notes then outstanding immediately due and payable, without necessity of any further demand, presentation, protest, notice of dishonor or further notice of default, whereupon such Notes shall be immediately due and payable.

       7.12 REMEDIES UPON DEFAULT. Upon the termination of the Commitments and acceleration of the Notes following the occurrence of an Event of Default, the Lenders shall, unless such termination and acceleration subsequently have been rescinded, have the full panoply of rights and remedies granted to them under this Agreement and all those rights and remedies granted by law to creditors, and the Administrative Agent, at the direction of the Required Lenders, shall proceed to protect and enforce the Lenders' rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein, in the Notes or in any of the other Loan Documents, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law. No right, power or remedy conferred by this Agreement, in the Notes, or by any other Loan Document, upon the Administrative Agent or the Lenders shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. No exercise of any one right or remedy shall be deemed a waiver of other rights or remedies. The rights and remedies of the Administrative Agent and the Lenders specified herein are for the sole and exclusive benefit, use and protection of the Administrative Agent and the Lenders, and the Administrative Agent and the Lenders shall be entitled, but shall have no duty or obligation, to exercise or to refrain from exercising any right or remedy reserved to the Administrative Agent or the Lenders hereunder.


       ARTICLE VIII.  AGREEMENT AMONG LENDERS.

       8.1 APPOINTMENT AND GRANT OF AUTHORITY. Each of the Lenders hereby appoints PNC Bank, National Association, and PNC Bank, National Association hereby agrees to act as, the Administrative Agent under this Agreement, the Notes and the other Loan Documents. As such Administrative Agent, PNC Bank, National Association shall have and may exercise such powers under this Agreement and the other Loan Documents as are specifically delegated to the Administrative Agent, by the terms hereto or thereof, together with such other powers as are incidental thereto. Without limiting the foregoing, the Administrative Agent, on behalf of the Lenders, is authorized to execute all of the Loan Documents (other than this Agreement) and to accept all of the Loan Documents and all other agreements, documents or instruments reasonably required to carry out the intent of the parties to this Agreement.

       8.2 DELEGATION OF DUTIES. The Administrative Agent may perform any of its duties hereunder by or through agents or employees (provided such delegation does not constitute a relinquishment of duties as the Administrative Agent hereunder) and, subject to Sections 8.7 and 9.2 hereof, shall be entitled to engage and pay for the advice or services of any attorneys, accountants, or other experts concerning all matters pertaining to duties hereunder and to rely upon any advice so obtained.

       8.3 RELIANCE BY ADMINISTRATIVE AGENT ON LENDERS FOR FUNDING. Unless the Administrative Agent shall have received notice from a Lender prior to any Borrowing Date that such Lender will not make available to the Administrative Agent such Lender's portion of net disbursements of Loans, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent and the Administrative Agent may, in reliance upon such assumption, make Loans to the Borrower. If and to the extent that such Lender has not made such portion available to the Administrative Agent on or prior to any Borrowing Date, such Lender and the Borrower severally agree to repay to the Administrative Agent immediately upon demand, in immediately available funds, such unpaid amount, together with interest thereon for each day from the applicable Borrowing Date until such amount is repaid to the Administrative Agent, at (i) in the case of the Borrower, at the rate of interest then in effect for such Loan and (ii) in the case of such Lender, at the Federal Funds Effective Rate. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount shall constitute a Loan made by such Lender for purposes of this Agreement. The failure by any Lender to pay its portion of a Revolving Credit Loan made by the Administrative Agent shall not relieve any other Lender of the obligation to pay its portion of net disbursements of Revolving Credit Loans on any Borrowing Date, but no Lender shall be responsible for the failure of any other Lender to make its net share of Revolving Credit Loans to be made by such other Lender on such Borrowing Date.

       8.4 NON-RELIANCE ON ADMINISTRATIVE AGENT. Each Lender agrees that it has, independently and without reliance on the Administrative Agent, based on such documents and information as it has deemed appropriate, made its own credit analysis and evaluation of the Borrower and its operations and decision to enter into this Agreement and that it will, independently and without reliance upon the Administrative Agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement. Except as otherwise provided herein, the Administrative Agent shall have no duty to keep the Lenders informed as to the performance or observance by the Borrower of this Agreement or any other document or instrument referred to or provided for herein or to inspect the properties or books of the Borrower. The Administrative Agent, in the absence of gross negligence or willful misconduct, shall not be liable to any Lender for its failure to relay or furnish to the Lender any information.

       8.5 RESPONSIBILITY OF ADMINISTRATIVE AGENT AND OTHER MATTERS.

       8.5a MINISTERIAL NATURE OF DUTIES. As among the Lenders and the Administrative Agent, the Administrative Agent shall have no duties or responsibilities except those expressly set forth in this Agreement, the Notes or in the other Loan Documents, and those duties and responsibilities shall be subject to the limitations and qualifications set forth in this Article VIII. The duties of the Administrative Agent shall be ministerial and administrative in nature.

       8.5b LIMITATION OF LIABILITY. As among the Lenders and the Administrative Agent, neither the Administrative Agent nor any of its directors, officers, employees or agents shall be liable for any action taken or omitted (whether or not such action taken or omitted is within or without the Administrative Agent's responsibilities and duties expressly set forth in this Agreement) under or in connection with this Agreement or any other instrument or document in connection herewith except for gross negligence or willful misconduct. Without limiting the foregoing, neither the Administrative Agent nor any of its directors, officers or employees shall be responsible for, or have any duty to examine (i) the genuineness, execution, validity, effectiveness, enforceability, value or sufficiency of (A) this Agreement, the Notes or any of the other Loan Documents or (B) any other document or instrument furnished pursuant to or in connection with this Agreement, (ii) the collectibility of any amounts owed by the Borrower to the Lenders, (iii) the truthfulness of any recitals, statements, representations or warranties made to the Administrative Agent or the Lenders in connection with this Agreement, (iv) any failure of any party to this Agreement to receive any communication sent, including any telegram, teletype, facsimile transmission or telephone message or any writing, application, notice, report, statement, certificate, resolution, request, order, consent letter or other instrument or paper or communication entrusted to the mails or to a delivery service, or (v) the assets, liabilities, financial condition, results of operations or business, or creditworthiness of the Borrower.

       8.5c RELIANCE. The Administrative Agent shall be entitled to act, and shall be fully protected in acting upon, any telegram, teletype, facsimile transmission or any writing, application, notice, report, statement, certificate, resolution, request, order, consent, letter or other instrument, paper or communication believed by the Administrative Agent in good faith to be genuine and correct and to have been signed or sent or made by a proper Person. The Administrative Agent may consult counsel and shall be entitled to act, and shall be fully protected in any action taken in good faith, in accordance with advice given by counsel. The Administrative Agent may employ agents and attorneys-in-fact and shall not be liable for the default or misconduct of any such agents or attorneys-in-fact selected by the Administrative Agent with reasonable care. The Administrative Agent shall not be bound to ascertain or inquire as to the performance or observance of any of the terms, provisions or conditions of this Agreement or any of the other Loan Documents on the part of the Borrower or any other party thereto.

       8.6 ACTIONS IN DISCRETION OF ADMINISTRATIVE AGENT; INSTRUCTIONS FROM THE LENDERS. The Administrative Agent agrees, upon the written request of the Required Lenders, to take or refrain from taking any action of the type specified as being within the Administrative Agent's rights, powers or discretion herein or under any Loan Documents, provided that the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement or any other Loan Document or applicable Law. In the absence of a request by the Required Lenders, the Administrative Agent shall have authority, in its sole discretion, to take or not to take any such action, unless this Agreement specifically requires the consent of the Required Lenders or all of the Lenders. Any action taken or failure to act pursuant to such instructions or discretion shall be binding on the Lenders, subject to Section 8.5b hereof. Subject to the provisions of Section 8.5b, no Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders.

       8.7 INDEMNIFICATION. To the extent the Borrower does not reimburse and save harmless the Administrative Agent according to the terms hereof for and from all reasonable costs, expenses and disbursements in connection herewith, such costs, expenses and disbursements shall be borne by the Lenders ratably in accordance with each Lender's Ratable Share. Each Lender hereby agrees on such basis (i) to reimburse the Administrative Agent for such Lender's Ratable Share of all such reasonable costs, expenses and disbursements on request and (ii) to the extent of each such Lender's pro rata share, to indemnify and save harmless the Administrative Agent against and from any and all losses, obligations, penalties, actions, judgments and suits and other costs, expenses and disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the

Administrative Agent, other than as a consequence of gross negligence or willful misconduct on the part of the Administrative Agent, arising out of or in connection with (i) this Agreement, the Notes, the other Loan Documents or any other agreement, instrument or document executed or delivered in connection herewith or therewith, or (ii) any action taken at the request of the Required Lenders or all of the Lenders hereunder, as the case may be, including without limitation the reasonable costs, expenses and disbursements in connection with defending themselves against any claim or liability, or answering any subpoena or other process related to the exercise or performance of any of their powers or duties under this Agreement, the other Loan Documents, or any of the other agreements, instruments or documents executed or delivered in connection herewith or the taking or refraining from any action under or in connection with any of the foregoing.

       8.8 ADMINISTRATIVE AGENT'S RIGHTS AS A LENDER. With respect to the Commitments of the Administrative Agent as a Lender hereunder, and any Loans of the Administrative Agent under this Agreement, the other Loan Documents and any other agreements, instruments and documents delivered pursuant hereto and any other amounts due to the Administrative Agent under this Agreement, the Administrative Agent shall have the same rights and powers, duties and obligations under this Agreement, the Notes, the other Loan Documents or other agreement, instrument or document as any Lender and may exercise such rights and powers and shall perform such duties and fulfill such obligations as though it were not the Administrative Agent. The Administrative Agent may accept deposits from, lend money to, and generally engage, and continue to engage, in any kind of business with the Borrower as if it were not the Administrative Agent.

       8.9 PAYMENT TO LENDERS. Except as otherwise set forth in Section 8.3 hereof, promptly after receipt from the Borrower of any principal repayment of the Loans, interest due on the Loans and any Facility Fees owing to the Lenders or other amounts due under any of the Loan Documents (except for such amounts which are payable for the sole account of any Lender or the Administrative Agent), the Administrative Agent shall distribute to each Lender that Lender's share of the funds so received.

       8.10 PRO RATA SHARING. Except as otherwise set forth in Section 8.3 hereof, all interest and principal payments on the Revolving Credit Loans and all Facility Fees are to be divided pro rata among the Lenders in proportion to the Revolving Credit Loans outstanding from each Lender or, if no such Revolving Credit Loans are then outstanding, in proportion to the Ratable Share of each Lender. Any sums obtained from the Borrower by any Lender by reason of the exercise of its rights of set-off, banker's lien or in collection shall be shared (net of costs) pro rata among the Lenders on the basis of the principal amount of Loans outstanding. Nothing in this Section 8.10 shall be deemed to require the sharing among the Lenders of collections specifically relating to, or of the proceeds of any collateral securing, any other Indebtedness of the Borrower to any Lender.

       8.11  SUCCESSOR ADMINISTRATIVE AGENT.

       8.11a RESIGNATION OF ADMINISTRATIVE AGENT. The Administrative Agent may resign as Administrative Agent hereunder by giving thirty (30) days' prior written notice to the Lenders and the Borrower. If such notice shall be given, the Lenders shall appoint a successor agent for the Lenders, during such thirty
(30) day period, which successor agent shall be reasonably satisfactory to the Borrower, to serve as agent hereunder and under the several Loan Documents. If at the end of such thirty (30) day period, the Lenders have not appointed such a successor, the Administrative Agent shall use reasonable commercial efforts to procure a successor reasonably satisfactory to the Lenders and the Borrower, to serve as agent for the Lenders hereunder and under the several Loan Documents. Any such successor agent shall succeed to the rights, powers and duties of the Administrative Agent.

       8.11b RIGHTS OF THE FORMER ADMINISTRATIVE AGENT. Upon the appointment of such successor agent or upon the expiration of such thirty (30) day period (or any longer period to which the Administrative Agent has agreed), the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement. After any retiring Administrative Agent's resignation hereunder as Administrative Agent hereunder, the provisions of this Article VIII shall inure to the benefit of such retiring Administrative Agent as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

       8.12 NOTICE OF DEFAULT. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of an Event of Default unless the Administrative Agent has received written notice from a Lender or the Borrower referring to this Agreement, describing such Event of Default and stating that such notice is a "notice of default".

       8.13 NOTICES. The Administrative Agent shall promptly send to each Lender a copy of all notices received from the Borrower pursuant to the provisions of this Agreement or the other Loan Documents promptly upon receipt thereof. The Administrative Agent shall promptly notify the Borrower and the other Lenders of each change in the Base Rate and the effective date thereof.

       8.14 HOLDERS OF NOTES. The Administrative Agent may deem and treat any payee of any Note as the owner thereof for all purposes hereof unless and until written notice of the assignment or transfer thereof shall have been filed with the Administrative Agent. Any request, authority or consent of any person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

       8.15 CALCULATIONS. In the absence of gross negligence or willful misconduct, the Administrative Agent shall not be liable for any error in computing the amount payable to any Lender whether in respect of the Loans, Fees or any other amounts due to the Lenders under this Agreement. In the event an error in computing any amount payable to any Lender is made, the Administrative Agent, the Borrower and each affected Person shall, forthwith upon discovery of such error, make such adjustments as shall be required to correct such error, and any compensation therefor will be calculated at the Federal Funds Effective Rate.

       8.16 BENEFICIARIES. Except as expressly provided herein, the provisions of this Article IX are solely for the benefit of the Administrative Agent and the Lenders, and the Borrower shall not have any rights to rely on or enforce any of the provisions hereof. In performing its functions and duties under this Agreement, the Administrative Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for the Borrower.

       ARTICLE IX.  GENERAL PROVISIONS

       9.1 AMENDMENTS AND WAIVERS. Subject to the remaining provisions of this
Section 9.1, the Administrative Agent, the Lenders and the Borrower may, from time to time, enter into amendments, extensions, renewals, modifications, supplements and replacements to and of this Agreement, the Notes or the other Loan Documents and the Lenders or the Required Lenders, as the case may be, may, from time to time, waive compliance with a provision thereof. No amendment, renewal, modification, extension, supplement, replacement or waiver of any provision of the Agreement, the Notes or the other Loan Documents or consent to any departure therefrom by the Borrower shall be effective unless it is in writing and is signed by the Required Lenders (or the Administrative Agent with the written consent of the Required Lenders), and then such waiver or consent shall be effective only for the specific instance and for the specific purpose for which it is given; provided, however, that no amendment, renewal, modification, waiver or consent, unless in writing and signed by all of the Lenders (or the Administrative Agent with the written consent of all of the Lenders), shall do any of the following:

                           (A) increase the Commitments of any Lender or subject any Lender to any additional obligations hereunder;

                           (B) except for changes permitted by Section 2.12 hereof or changes made pursuant to an Assignment and Assumption Agreement, change any Lender's Short Term Revolving Credit Commitment Percentage or Long Term Revolving Credit Commitment Percentage or the aggregate or individual unpaid principal amount of the Notes, or forgive the payment of the principal or interest payable on the Notes;

                           (C) waive an Event of Default in the payment of principal and/or interest due hereunder and under any of the Notes;

                           (D) decrease the interest rate relating to the Revolving Credit Loans;

                           (E) postpone any date fixed for any payment of principal of or interest on the Revolving Credit Loans, any Facility Fee, or any other obligations of the Borrower set forth in Article II;

                           (F) reduce any Facility Fee; or

                           (G) amend the definition of the term "Required
Lenders" or amend or waive the provisions of this Section 9.1.

Any such supplemental agreement shall apply equally to the Borrower and each of the Lenders and shall be binding upon the Borrower, the Lenders, the Administrative Agent and all future holders of the Notes. In the case of any waiver, the Borrower, the Lenders and the Administrative Agent shall be restored to their former positions and rights, and any Event of Default waived shall be deemed to be cured and not continuing, but no such waiver shall extend to any subsequent or other Event of Default, or impair any right consequent thereon.

       9.2                 EXPENSES.  The Borrower shall pay:

                           (i) All reasonable costs and expenses of the Administrative Agent (including without limitation the reasonable fees and disbursements of the Administrative Agent's special counsel, Tucker Arensberg, P.C.), incurred in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents and any and all other documents and instruments prepared in connection herewith, including but not limited to all amendments, extensions, modifications, replacements, waivers, consents and other documents and instruments prepared or entered into from time to time;

                           (ii) All reasonable costs and expenses of the Administrative Agent and the Lenders (including without limitation the reasonable fees and disbursements of the Administrative Agent's and the Lenders' counsels, which may be in house counsel) in connection with
         (A) the enforcement of this Agreement and the other Loan Documents arising pursuant to a breach by the Borrower of any of the terms, conditions, representations, warranties or covenants of any Loan Document to which it is a party, and (B) defending or prosecuting any actions, suits or proceedings relating to any of the Loan Documents.

All of such costs and expenses shall be payable by the Borrower to the Lenders or the Administrative Agent, as the case may be, upon demand or as otherwise agreed upon by the Lenders or the Administrative Agent and the Borrower, and shall constitute Bank Indebtedness under this Agreement. The Borrower further agrees to pay, and save the Administrative Agent and the Lenders harmless from any and all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of this Agreement or the issuance of the Notes. The Borrower's obligation to pay such costs and expenses shall survive the termination of this Agreement and the repayment of the Bank Indebtedness.

       9.3 NOTICES. Any notice, request, demand, direction or other communication (for purposes of this Section 9.3 only, a "Notice") to be given to or made upon any party hereto under any provision of this Agreement or any other Loan Document shall be given or made by telephone or in writing (which includes by means of electronic transmission (i.e., "e-mail") or facsimile transmission or by setting forth such Notice on a site on the World Wide Web (a "Website Posting") if Notice of such Website Posting (including the information necessary to access such site) has previously been delivered to the applicable parties hereto by another means set forth in this Section 9.3) in accordance with this
Section 9.3. Any such Notice must be delivered to the applicable parties hereto at the addresses and numbers set forth below or in accordance with any subsequent unrevoked Notice from any such party that is given in accordance with this Section 9.3. Any Notice shall be effective:

           (i) In the case of hand-delivery, when delivered;

           (ii) If given by mail, four days after such Notice is deposited with the United States Postal Service, certified or registered mail postage prepaid, return receipt requested;

           (iii) In the case of a telephonic Notice, when a party is contacted by telephone, if delivery of such telephonic Notice is confirmed no later than the next Business Day by hand delivery, a facsimile or electronic transmission, a Website Posting or an overnight courier delivery of a confirmatory Notice (received before the close of business on such next Business Day);

           (iv) In the case of a facsimile transmission, when sent to the applicable party's facsimile machines telephone number, if the party sending such Notice receives confirmation of the delivery thereof from its own facsimile machine;


           (v) In the case of electronic transmission, when actually received;


           (vi) In the case of a Website Posting, upon delivery of a Notice of such posting (including the information necessary to access such site) by another means set forth in this Section 9.3; and

           (vii) If given by any other means (including by overnight courier), when actually received.

       Any Lender giving a Notice to the Borrower shall concurrently send a copy thereof to the Administrative Agent, and the Administrative Agent shall promptly notify the other Lenders of its receipt of such Notice.

       9.3a              NOTICE TO THE BORROWER.

                         New Jersey Natural Gas Company
                         1415 Wyckoff Road
                         P.O. Box 1468
                         Wall, New Jersey  07719
                         Attention: Director of Treasury Services
                                    Treasurer/General Counsel
                         Telephone:         (732) 938-1229
                         Telecopier:        (732) 938-2620

       9.3b              NOTICE TO THE ADMINISTRATIVE AGENT.

                         PNC Bank, National Association
                         Agency Services
                         One PNC Plaza - 22nd Floor
                         249 Fifth Avenue
                         Pittsburgh, Pennsylvania 15222-2707
                         Attention:  Arlene M. Ohler
                         Telephone  (412) 762-3627
                         Telecopier: (412) 762-7568
                         with a copy to:

                         PNC Bank, National Association
                         Energy, Metals and Mining Group
                         One PNC Plaza, 3rd Floor
                         249 Fifth Avenue
                         Pittsburgh, Pennsylvania 15222-2707
                         Attention: Brian M. Begg
                                    Vice President
                         Telephone: (412) 762-3440
                         Telecopier:        (412) 705-3232

       9.3c NOTICE TO THE LENDERS. All notices required to be delivered to the Lenders pursuant to this Agreement shall be sent to the addresses set forth on the signature pages of the Agreement or such Lender's signature page to the Assignment and Assumption Agreement executed by it as a Purchasing Lender.

       9.4 TAX WITHHOLDING. At least five (5) Business Days prior to the first date on which interest or fees are payable hereunder for the account of each Lender, each Lender or assignee or participant of a Lender that is not incorporated under the laws of the United States of America or a state thereof agrees that it will deliver to the Administrative Agent and the Borrower two (2) duly completed copies of either (i) IRS Form W-9, 1001 or 4224 or such other applicable form prescribed by the IRS, certifying in each case that such Lender or assignee or participant of a Lender is entitled to receive payments under this Agreement or its Notes without deduction or withholding of United States federal income taxes, or is subject to such tax at a reduced rate under an applicable tax treaty or (ii) IRS Form W-8 or such other applicable form prescribed by the IRS or a certificate of such Lender or assignee or participant of a Lender indicating that no such exemption or reduced rate of taxation is allowable with respect to such payments. Each Lender or assignee or participant of a Lender which delivers an IRS Form W-8, W-9, 4224 or 1001 further undertakes to deliver to the Administrative Agent and the Borrower two (2) additional copies of any such form (or any successor form) on or before the date on which that form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Administrative Agent, either certifying that such Lender or assignee or participant of a Lender is entitled to receive payments under this Agreement or its Notes without deduction or withholding of any United States federal income taxes or is subject to such tax at a reduced rate under an applicable tax treaty or stating the date on which that no such exemption or reduced rate is allowable. The Administrative Agent shall be entitled to withhold, from each payment hereunder or under the Notes payable to it, United States federal income taxes at the full withholding rate unless each Lender referred to in the first sentence of this Section 9.4 establishes an exemption or at the applicable reduced rate established pursuant to the above provisions.

       9.5 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Borrower, the Administrative Agent and the Lenders and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Administrative Agent and the Lender and the successors and assigns of the Administrative Agent and the Lender; provided, that the Borrower shall not assign its rights or duties hereunder or under any of the other Loan Documents without the prior written consent of the Lenders.

       9.6  ASSIGNMENTS AND PARTICIPATIONS.

       9.6a ASSIGNMENTS. Subject to the remaining provisions of this Subsection 9.6a, any Lender (a "Transferor Lender"), at any time, in the ordinary course of its commercial banking business and in accordance with applicable law, may sell to one or more financial institutions (individually a "Purchasing Lender"), a portion or all of its rights and obligations under this Agreement and the Notes then held by it, pursuant to an Assignment and Assumption Agreement substantially in the form of Exhibit "I" executed by the Transferor Lender, such Purchasing Lender, the Borrower (if Borrower's consent is required for such transfer as provided below) and the Administrative Agent; subject, however to the following requirements:

           (i) Each such assignment must be in a minimum amount of $5,000,000, or, if in excess thereof, in integral multiples of $1,000,000, unless such Lender's Commitment is less than $5,000,000, in which case such assignment shall be in the full amount of such Lender's Commitment;

           (ii) During the first ninety (90) days following the Closing Date, each assignment made shall become effective only on a date which coincides with the expiration date of any Euro-Rate Interest Period then in effect, unless the Administrative Agent agrees to waive this provision;

           (iii) The Administrative Agent and the Borrower must each give its prior consent to any such assignment which consent shall not be unreasonably withheld; it being agreed that it shall not be deemed unreasonable for the Borrower to decline to consent to such assignment if
       (A) such assignment would result in the occurrence of additional costs to the Borrower under Article II, or (B) the proposed assignee has not provided to the Borrower any tax forms received under Section 9.4; provided, however, no consent is required for the transfer by a Lender to its Affiliate or to another Lender so long as the conditions in clauses
       (A) and (B) immediately above are satisfied;

           (iv) Each such assignment shall be of a constant, and not a varying, percentage of the Transferor Lender's Ratable Share of the Commitments, outstanding Loans and all other rights and obligations under this Agreement and the other Loan Documents; and

           (v) The Transferor Lender shall pay to the Administrative Agent a $3,500 service fee for each such transfer at the time of each such transfer;

provided, however the restrictions set forth in item (i) above shall not apply
(x) in the case of an assignment by a Lender to an Affiliate of such Lender or
(y) in the case of any assignment by any Transferor Lender upon the occurrence and during the continuation of an Event of Default; and provided further, that upon the occurrence and during the continuance of an Event of Default the consent of the Borrower to any assignment is not required.

Upon the execution, delivery, acceptance and recording of any such Assignment and Assumption Agreement, from and after the Transfer Effective Date determined pursuant to such Assignment and Assumption Agreement, all parties hereto agree that (a) the Purchasing Lender thereunder shall be a party hereto as a Lender and, to the extent provided in such Assignment and Assumption Agreement, shall have the rights and obligations of a Lender hereunder with a Commitment as set forth therein, and (b) the Transferor Lender thereunder shall, to the extent provided in such Assignment and Assumption Agreement, be released from its obligations as a Lender under this Agreement. Such Assignment and Assumption Agreement shall be deemed to amend this Agreement (without further action) to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender as a Lender and the resulting adjustment of Ratable Share arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such Transferor Lender under this Agreement and its Notes. On or prior to the Transfer Effective Date, the Borrower shall execute and deliver to the Administrative Agent, in exchange for the surrendered Notes held by the Transferor Lender, new Notes to the order of such Purchasing Lender in amounts equal to the Commitments or the Loans assumed by it and purchased by it pursuant to such Assignment and Assumption Agreement, and new Notes to the order of the Transferor Lender in amounts equal to the Commitments or the Loans retained by it hereunder.

       In addition to the assignments permitted above, any Lender may assign and pledge all or any portion of its Loans and Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations and duties hereunder.

       9.6b ASSIGNMENT REGISTER. The Administrative Agent shall maintain, at its address referred to in Subsection 9.3b, a copy of each Assignment and Assumption Agreement delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the amount of the Loans owing to each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as the owner of the Loans recorded therein for all purposes of this Agreement. The Register shall be available at the office of the Administrative Agent set forth in Subsection 9.3b for inspection by either Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

       9.6c PARTICIPATIONS. Each Lender, in the ordinary course of its commercial banking business and in accordance with applicable law, may sell to one or more Participants a participating interest in any Loan owing to such Lender, the interest of such Lender in any Notes or the Commitments of such Lender. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of its Notes for all purposes under this Agreement and the Borrower, the other Lenders and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement or its Notes and the Participants shall have voting rights only with respect to matters described in items (B), (C), (D), (E) and (F) of Section 9.1.

       9.6d PROVISIONS FOR SPECIAL PURPOSE FUNDING VEHICLES. Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Lender") may grant to a special purpose funding vehicle (an "SPC") of such Granting Lender, identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower provided that (i) nothing herein shall constitute a commitment to make any Loan by such SPC and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitments of the Granting Lender to the same extent, and as if, such Loan were made by the Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any payment under this Agreement for which a Lender would otherwise be liable, for so long as, and to the extent, the related Granting Lender makes such payment. In furtherance of the foregoing, each party hereto hereby agrees that, prior to the date that is one year and one day after the later of (i) the payment in full of all outstanding senior indebtedness of such SPC and (ii) the Termination Date, it will not institute against, or join any other person in instituting against such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 9.6d, such SPC may (i) with prior written consent of the Borrower and the Administrative Agent (such consent not to be unreasonably withheld) and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to its Granting Lender or to any financial institutions providing liquidity and/or credit facilities to or for the account of such SPC to fund the Loans made by such SPC or to support the securities (if any) issued by such SPC to fund such Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of a surety, guarantee or credit or liquidity enhancement to such SPC. In no event shall the Borrower be obligated to pay an SPC that has made a Loan in a greater amount than the Borrower would have been obligated to pay under this Agreement if the Granting Lender had made such Loan. Each Granting Lender shall indemnify and hold harmless the Borrower and its directors, officers, employees and agents from and against any and all losses, liabilities, claims, damages and expenses arising from or attributable to the making of a Loan by an SPC of such Granting Lender.

       9.7 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

       9.8 SURVIVAL. All representations, warranties, covenants and agreements of the Borrower contained herein in the Notes or in the other Loan Documents or made in writing in connection herewith or therewith shall survive the issuance of the Notes and shall continue in full force and effect so long as the Borrower may borrow hereunder and so long thereafter until payment in full of all the Notes and the Bank Indebtedness.

       9.9 GOVERNING LAW. This Agreement, each Note and each other Loan Document shall be a contract made under, governed by and construed in accordance with the laws of the State of New Jersey without reference to the provision thereof regarding conflicts of law except where such law is superseded by applicable Federal law.

       9.10 NON-BUSINESS DAYS. Except as otherwise specifically required pursuant to the terms of this Agreement, whenever any payment hereunder or under the Notes is due and payable on a day which is not a Business Day, such payment may be made on the next succeeding Business Day.

       9.11 INTEGRATION. This Agreement constitutes the entire agreement between the parties relating to this financing transaction and it supersedes all prior understandings and agreements, whether written or oral, between the parties hereto concerning the subject matter of this Agreement.

       9.12 HEADINGS. Article, Section and other headings used in this Agreement are intended for convenience only and shall not affect the meaning or construction of this Agreement.

       9.13 SET-OFF. The Borrower hereby gives to the Lenders a lien and security interest for the amount of any Bank Indebtedness upon and in any property, credits, securities or money of the Borrower which may at any time be delivered to, or be in the possession of, or owed by any Lender in any capacity whatever, including the balance of any deposit account but excluding any trust or fiduciary accounts, in each case maintained by the Borrower with such Lender. The Borrower hereby authorizes each Lender in case of an Event of Default, at such Lender's option, at any time and from time to time, to apply, at the discretion of such Lender, to the payment of Bank Indebtedness, any and all such property, credits, securities or money now or hereafter in the hands of such Lender belonging or owed to the Borrower. Nothing herein shall restrict any Lender's ability to set off any property, credits, securities or money of the Borrower which may at any time be delivered to, or be in possession or owed to any Lender in any capacity whatever to satisfy an independent obligation of the Borrower to the Lender.

       9.14 CONSENT TO FORUM. The parties hereto each hereby irrevocably consents to the nonexclusive jurisdiction of the Court of Common Pleas of Allegheny County, Pennsylvania, or in the District Court of the United States for the Western District of Pennsylvania in any action or proceeding arising out of or relating to this Agreement, the Notes or the other Loan Documents, and each party agrees that a summons and complaint commencing an action or proceeding in either of such courts shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to the party at its respective address set forth in Section 9.3, or as otherwise provided under the laws of the Commonwealth of Pennsylvania. Further, the parties hereby specifically waive and hereby acknowledge that the parties are estopped from raising any claim that any such court lacks personal jurisdiction over such party so as to prohibit either such court from adjudicating any issues raised in a complaint filed with any such court against the Borrower or the Lenders concerning this Agreement.

       9.15 WAIVER OF JURY TRIAL. Each of the Administrative Agent, the Lenders and the Borrower hereby knowingly, voluntarily and intentionally waive any rights they may have to a trial by jury in respect of any litigation based hereon, or arising out of, under, or in connection with, this Agreement or any other Loan Document, or any course of conduct, course of dealing, statements (whether verbal or written) or actions of the Administrative Agent, the Lenders or the Borrower relating hereto or thereto. The Borrower acknowledges and agrees that it has received full and sufficient consideration for this provision (and each other provision of each other Loan Document to which it is a party) and that this provision is a material inducement for the Lenders to enter into this Agreement and each such other Loan Document.

       9.16 INDEMNITY. The Borrower hereby agrees to indemnify the Administrative Agent, the Lenders and each of their respective directors, officers, employees, attorneys, agents and Affiliates against, and hold each of them harmless from, any loss, liabilities, damages, claims, and reasonable costs and expenses, joint or several, (including reasonable attorneys' fees and disbursements reasonably incurred by any such Person in connection with the preparation for or defense of any pending or threatened claim, action or proceeding) suffered or incurred by any of them under any applicable federal or state law or otherwise caused by, arising out of, resulting from or in any manner connected with, the execution, delivery and performance of each of the Loan Documents, the Loans and any and all transactions related to or consummated in connection with the Loans. The indemnity set forth in this Section 9.16 shall be in addition to any other obligations or liabilities of the Borrower to the Administrative Agents or the Lenders, or at common law or otherwise. The provisions of this Section 9.16 shall survive the payment of the Bank Indebtedness and the termination of this Agreement. The foregoing provisions of this Section 9.16 to the contrary notwithstanding, the Borrower shall not be obligated to indemnify the Administrative Agent, or any Lender pursuant to this Section 9.16 for (i) any losses, liabilities, damages, claims or costs suffered or incurred by any of them in connection with the administrative transfer of funds in connection with this Agreement and which arise directly from the Administrative Agent's or such Lender's negligence or willful misconduct, or (ii) any other losses, liabilities, damages, claims, or costs which arise directly from the Administrative Agent's, or such Lender's gross negligence or willful misconduct. All amounts owed pursuant to this Section 9.16 shall be part of the Bank Indebtedness.

       9.17 COUNTERPARTS. This Agreement and any amendment, modification, extension or renewal hereto or hereof may be executed in several counterparts and by each party on a separate counterpart, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute but one and the same instrument. In proving this Agreement or any amendment, modification, extension or renewal, it shall not be necessary to produce or account for more than one such counterpart signed by the other party against whom enforcement is sought.

       9.18 CONFIDENTIALITY. Each Lender agrees to maintain in confidence and not to disclose without the Borrower's consent (other than to its employees, affiliates, auditors, counsel or other professional advisors, or to another Lender, each of which shall also be bound by this Section 9.18) any information concerning the Borrower or its Subsidiaries furnished pursuant to this Agreement and identified as confidential by the party so furnishing such information; provided that any Lender may disclose any such information (a) that has become generally available to the public, (b) if required or appropriate in any report, statement or testimony submitted to any regulatory body having or claiming to have jurisdiction over such Lender, (c) if required or appropriate in respect to any summons or subpoena or in connection with any litigation, (d) in order to comply with any law, order, regulation or ruling applicable to such Lender, or
(e) to any prospective or actual participant under Section 9.6 hereof in connection with any contemplated or actual transfer of a participating or other interest in such Lender's rights or liabilities hereunder; provided, that (i) such actual or prospective transferee executes an agreement with such Lender containing provisions substantially identical to those contained in this Section
9.18 and (ii) in the case of any disclosure under subsection (c) above, such Lender shall (to the extent permitted by applicable law) notify the Borrower of such disclosure so that the Borrower may seek an appropriate protective order or waive such Lender's compliance with the provisions of this Section, it being understood that if the Borrower has no right to obtain such a protective order or if the Borrower does not commence procedures to obtain such a protective order within ten (10) Business Days of the receipt of such notice, such Lender's compliance with this Section shall be deemed to have been waived with respect to such disclosure.

                [THE REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Credit Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.

   ATTEST:                                              NEW JERSEY NATURAL GAS COMPANY


   By:                                      (SEAL)       By:                                         (SEAL)
      ---------------------------------------------          -----------------------------------------------
   Name:                                                 Name:
      ---------------------------------------------          -----------------------------------------------
   Title:                                                Title:
      ---------------------------------------------          -----------------------------------------------



                                                          PNC BANK, NATIONAL ASSOCIATION, in its capacity
                                                          as the Administrative Agent hereunder


                                                          By:
                                                             -----------------------------------------------
                                                          Name:
                                                             -----------------------------------------------
                                                          Title:
                                                             -----------------------------------------------


                  IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this Credit Agreement by and among NEW JERSEY NATURAL GAS COMPANY, THE LENDERS PARTY HERETO and PNC BANK, NATIONAL ASSOCIATION, as the Administrative Agent to be executed by its duly authorized officers as of the date first above written.

Short Term Revolving Credit                          PNC BANK, NATIONAL ASSOCIATION
Commitment: $16,346,153.85

Short Term Revolving Credit
Commitment Percentage:                               By:
32.69230769%                                              ---------------------------------
                                                     Name:
                                                          ---------------------------------
                                                     Title:
                                                          -----------------------------------
Long Term Revolving Credit
Commitment:       $24,519,230.77

Long Term Revolving Credit
Commitment Percentage:
32.69230769%

Addresses for notice purposes:

If by United States Mail:                            If by other means:

PNC Bank, National Association                       PNC Bank, National Association
Agency Services                                      Agency Services
One PNC Plaza - 22nd Floor                           One PNC Plaza - 22nd Floor
249 Fifth Avenue                                     249 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2707                  Pittsburgh, Pennsylvania 15222-2707
Attention:  Arlene M. Ohler                          Attention: Arlene M. Ohler
                                                     Telephone: (412) 762-3627
                                                     Telecopier:(412) 762-7658

With a copy to:                                      With a copy to:

PNC Bank, National Association                       PNC Bank, National Association
Energy Metals and Mining Group                       Energy Metals and Mining Group
One PNC Plaza - 3rd Floor                            One PNC Plaza - 3rd Floor
249 Fifth Avenue                                     249 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2707                  Pittsburgh, Pennsylvania 15222-2707
Attention: Brian M. Begg                             Attention: Brian M. Begg
           Vice President                                       Vice President
                                                     Telephone: (412) 762-3440
                                                     Telecopier:(412) 705-3232

Address for Euro-Rate Loan Funding if different from above:

         N/A
--------------------------------------
--------------------------------------
--------------------------------------

Telephone:
           ---------------------------
Telecopier:
           ---------------------------
Telex:
          ----------------------------

                  IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this Credit Agreement by and among NEW JERSEY NATURAL GAS COMPANY, THE LENDERS PARTY HERETO and PNC BANK, NATIONAL ASSOCIATION, as the Administrative Agent to be executed by its duly authorized officers as of the date first above written.

Short Term Revolving Credit                         SUMMIT BANK
Commitment:

         $11,538,461.54

Short Term Revolving Credit
Commitment Percentage:                               By:
23.07692308%                                            -----------------------
                                                     Name:
                                                        -----------------------
                                                     Title:
                                                          ---------------------
Long Term Revolving Credit
Commitment:

         $17,307,692.31

Long Term Revolving Credit
Commitment Percentage:

23.07692308%

Addresses for notice purposes:

If by United States Mail:                            If by other means:

Summit Bank                                          Summit Bank
Specialized Industries Group                         Specialized Industries Group
750 Walnut Avenue, 1st Floor                         750 Walnut Avenue, 1st Floor
Cranford, New Jersey 07016                           Cranford, New Jersey 07016
Attention: Richard J. Banning                        Attention:  Richard J. Banning
                                                     Telecopier: (908) 709-6433
                                                     Telephone:  (908) 709-2838

Address for Eurodollar Rate Loan Funding if different from above:

         N/A
-----------------------------------
-----------------------------------
-----------------------------------

Telephone:
          -------------------------
Telecopier:
           ------------------------
Telex:
      -----------------------------

                  IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this Credit Agreement by and among NEW JERSEY NATURAL GAS COMPANY, THE LENDERS PARTY HERETO and PNC BANK, NATIONAL ASSOCIATION, as the Administrative Agent to be executed by its duly authorized officers as of the date first above written.

Short Term Revolving Credit                         BANK ONE, NA
Commitment:

         $7,692,307.69

Short Term Revolving Credit
Commitment Percentage:                              By:
15.38461538%                                            -----------------------
                                                    Name:
                                                        -----------------------
                                                    Title:
                                                         ----------------------
Long Term Revolving Credit
Commitment:


      $11,538,461.54

Long Term Revolving Credit
Commitment Percentage:

15.38461538%

Addresses for notice purposes:

If by United States Mail:                            If by other means:

Bank One, NA                                         Bank One, NA
1 Bank One Plaza, Suite IL 1-0363                    1 Bank One Plaza, Suite IL 1-0363
Chicago, Illinois  60670                             Chicago, Illinois  60670
Attention:        Dawn M. Lawler                     Attention: Dawn M. Lawler
                                                     Telecopier: (312) 732-3055
                                                     Telephone:  (312) 732-3857

Address for Eurodollar Rate Loan Funding if different from above:

LaTanya Driver
Client Service Associate
1 Bank One Plaza Suite IL 1-0634
Chicago, Illinois  60670
Telephone:  (312) 732-1395
Telecopier:  (312) 732-4840
Telex:
     --------------------------

                  IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this Credit Agreement by and among NEW JERSEY NATURAL GAS COMPANY, THE LENDERS PARTY HERETO and PNC BANK, NATIONAL ASSOCIATION, as the Administrative Agent to be executed by its duly authorized officers as of the date first above written.

Short Term Revolving Credit                       THE BANK OF NEW YORK
Commitment:

         $4,807,692.31

Short Term Revolving Credit
Commitment Percentage:                            By:
                                                     --------------------------
9.61538462%                                       Name:
                                                      -------------------------
                                                  Title:
                                                       ------------------------
Long Term Revolving Credit
Commitment:

         $7,211,538.46

Long Term Revolving Credit
Commitment Percentage:

9.61538462%

Addresses for notice purposes:

If by United States Mail:                            If by other means:

The Bank of New York                                 The Bank of New York
One Wall Street, 19th Floor                          One Wall Street, 19th Floor
New York, New York  10286                            New York, New York  10286
Attention: Cynthia Howells                           Attention: Cynthia Howells
                                                     Telecopier:(212) 635-7923
                                                     Telephone: (212) 635-7889

Address for Eurodollar Rate Loan Funding if different from above:

The Bank of New York
Commercial Loan Servicing Department
101 Barclay Street
New York, New York  10286
Attention:  Bill Barbiero

Telephone:
          ----------------------
Telecopier:
          ----------------------
Telex:
          ----------------------

                  IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this Credit Agreement by and among NEW JERSEY NATURAL GAS COMPANY, THE LENDERS PARTY HERETO and PNC BANK, NATIONAL ASSOCIATION, as the Administrative Agent to be executed by its duly authorized officers as of the date first above written.

Short Term Revolving Credit                           CITIZENS BANK OF MASSACHUSETTS
Commitment:

         $4,807,692.31

Short Term Revolving Credit
Commitment Percentage:                                By:
                                                         -----------------------
9.61538462%                                           Name:
                                                           ---------------------
                                                      Title:
                                                            -------------------
Long Term Revolving Credit
Commitment:

         $7,211,538.46

Long Term Revolving Credit
Commitment Percentage:

9.61538462%

Addresses for notice purposes:

If by United States Mail:                            If by other means:

Citizens Bank of Massachusetts                       Citizens Bank of Massachusetts
28 State Street                                      28 State Street
Boston, Massachusetts 02109                          Boston, Massachusetts 02109
Attention: Michael Ouellet                           Attention: Michael Ouellet
                                                     Telecopier: (617) 263-0439
                                                     Telephone:  (617) 994-7034

Address for Eurodollar Rate Loan Funding if different from above:

         N/A
-------------------------------
-------------------------------
-------------------------------
Telephone:
          ---------------------
Telecopier:
           --------------------
Telex:
           --------------------

                  IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this Credit Agreement by and among NEW JERSEY NATURAL GAS COMPANY, THE LENDERS PARTY HERETO and PNC BANK, NATIONAL ASSOCIATION, as the Administrative Agent to be executed by its duly authorized officers as of the date first above written.

Short Term Revolving Credit                          BANK OF TOKYO-MITSUBISHI TRUST
Commitment:                                          COMPANY

         $4,807,692.31

Short Term Revolving Credit
Commitment Percentage:                               By:
                                                        -----------------------
9.61538462%                                          Name:
                                                        ------------------------
                                                     Title:
                                                         ----------------------

Long Term Revolving Credit
Commitment:

         $7,211,538.46

Long Term Revolving Credit
Commitment Percentage:

9.61538462%

Addresses for notice purposes:

If by United States Mail:                            If by other means:

Bank of Tokyo-Mitsubishi Trust Company               Bank of Tokyo-Mitsubishi Trust Company
1251 Avenue of the Americas, 12th Floor              1251 Avenue of the Americas, 12th Floor
New York, New York 10020-1104                        New York, New York 10020-1104
Attention: Nicholas R. Battista                      Attention:  Nicholas R. Battista
                                                     Telecopier: (212) 782-4979
                                                     Telephone:  (212) 782-4333

Address for Eurodollar Rate Loan Funding if different from above:

         N/A
----------------------------
----------------------------
----------------------------
Telephone:
         -------------------
Telecopier:
          ------------------
Telex:
      ----------------------